                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-21046

                                  VAN ECK FUNDS, INC.
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2006

Item 1. Report to Shareholders.

ANNUAL REPORT
D E C E M B E R 3 1 , 2 0 0 6

                  Van Eck Funds

                         EMERGING MARKETS FUND

                         GLOBAL HARD ASSETS FUND

                         INTERNATIONAL INVESTORS GOLD FUND

                  Van Eck Funds, Inc.

                         MID CAP VALUE FUND

The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2006, and are subject to change.

Emerging Markets Fund

Dear Shareholder:

It is our pleasure to report that Van Eck Emerging Markets Fund gained 38.98% (Class A shares, excluding sales charge) for the year ended December 31, 2006. In comparison, emerging markets equities as measured by the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, returned 32.59% for the year. We attribute the Fund’s outperformance primarily to individual stock selection, some of which we discuss below.

Market and Economic Review

It is somewhat astounding that 2006 marked another year of solid performance for emerging markets equities. It was the fourth consecutive year of positive absolute returns for the asset class, the longest stretch since the benchmark MSCI EM Index was first introduced in 1987. For the year, emerging markets equities also outpaced both the broader U.S. equity market, as measured by the Standard & Poor’s (S&P) 500 Index2 (+15.78%) and the developed international markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index3 (+23.47%).

When we last wrote to you in July, we had painted a somewhat cautionary picture. Our concerns were not surprising given the global equity sell-off that had unfolded in May and June on the heels of the U.S. Federal Reserve Board’s (the Fed’s) 16th rate increase since June 2004. Emerging markets equities were hard hit in the downturn, as investors retreated to less risky investments on fears of rising interest rates. In little more than a month, the MSCI EM Index plunged nearly 25%. These early summer headwinds, however, proved short-lived, and confidence in the Fed’s direction managed to grow steadily in the year’s second half. After climbing 5.01% in the third quarter, emerging markets equities soared 17.64% in the fourth quarter, as measured by the benchmark Index.

In many ways, 2006’s strength is an indication that emerging markets economies are on more stable footing than in the past. Investors continue to recognize and reward the positive transitions that have been unfolding since the tribulations of the late ‘90s. Many emerging markets economies are in healthier shape now, having reduced leverage, increased reserves and lessened dependence on U.S. exports. Macro-economic management has also generally improved, although there remain exceptions to the rule. Asset markets have widened and deepened as the asset class continues to attract a broader range of both international and domestic investors.

At the same time, the brief mid-year “wobble” reminds us that there are inherent risks. It is worth noting that emerging market stock valuations are not as compelling now as they have been. Emerging markets equities are no longer uniformly priced at a discount to developed market equities. In particular, fears of inflationary pressure, driven by rising industrial commodity prices, have recently increased investors’ aversion to risk, up from the very low levels that had previously existed. For example, oil prices set a new all-time high in absolute terms this past summer. In addition, there are some signs of bubble-type behavior within the asset markets, notably in Chinese domestic stocks. Country-specific risks also warrant attention as demonstrated by two recent situations. First, third-term Venezuelan President Hugo Chavez caused a major stir in December when he announced his intentions to end the Venezuelan Central Bank’s autonomy and nationalize the country’s telecommunications and electric utilities. Second, in mid-December, Thai authorities imposed capital controls in order to curb speculative inflows that had lifted the Thai baht, only to partially back peddle once the stock market was clobbered. For many, this harkened back to the gloomy days of the Asian financial crisis of 1997. Although these two situations are certainly regrettable, they are not likely to spoil the party.

And what a party it has been, with 2006 marking another year of record-setting inflows into the asset class. A combination of foreign direct investment, portfolio investment and current account surpluses drove broad foreign currency appreciation against the U.S. dollar, particularly in Asia. The Thai baht,

Emerging Markets Fund

Indonesian rupiah, Brazilian real and Russian ruble appreciated substantially, although the depreciation of the South African rand and the Turkish lira detracted value from equity investments denominated in these currencies.

Regional Performance

Latin America led performance regionally as a peak in commodity prices benefited certain commodity-intense economies in the region. The MSCI EM Latin America Index4 rose 42.83% in 2006 (in U.S. dollar terms), its fourth straight year of double-digit increases. Shares of companies in Mexico and Brazil were among the leaders, supported by increased domestic demand despite contentious presidential elections in the second half of 2006. Asian markets produced returns comparable to the benchmark MSCI EM Index, yet performances by individual countries were widely dispersed. High economic growth and a domestic shift of liquidity from bank deposits into stocks drove a re-rating of the Chinese market, including the Hong Kong listed H-Shares, whose Hang Seng Enterprises Index5 increased 97.6%.

Thailand was the main detractor for Asia as political risks increased in the second half of 2006. After suffering marginal losses following a military coup in September, the yearend capital control fiasco brought the total return for the Bangkok SET Index6 to 13.3% in U.S. dollar terms. The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index7 lagged the broader Index as U.S. dollar-denominated returns in Turkey (–4.4%) and South Africa (+28.1%) weighed on the region. Russian equities (+51.5% in U.S. dollar terms) benefited from the record-high energy prices that prevailed throughout the summer and from strong domestic consumption.

As in 2005, commodities once again ruled sector leadership within the emerging markets asset class. The top-three performing sectors were utilities (+40.4%), materials (+37.6%) and energy (+37.0%). By contrast, healthcare and technology were the asset classes’ biggest laggards.

Fund Review

Throughout 2006, we generally favored Emerging Asia over Latin America and the EMEA (Emerging Europe, Middle East and Africa) markets in terms of regional weightings. As of December 31, 2006, the Fund was neutral in exposure to Latin America relative to the MSCI EM Index and overweight Emerging Asia at the expense of the EMEA markets. We made some significant changes to the Fund’s regional exposure in 2006. Notably, we increased the Fund’s weighting to the BRIC (Brazil, Russia, India and China) economies, up from 17.7% of total net assets at yearend 2005 to 25.3% by December 31, 2006. This shift was a byproduct of individual stock selection rather than a proactive intention to mimic the BRIC theme, which proved popular last year. Over the twelve months, we also reduced the Fund’s holdings in South Korea from 23.5% to 16.4% and decreased our position in South Africa from 10.9% to 7.0% by selling several financial-related names.

In terms of sectors, the Fund enjoyed the positive effects of accumulating exposure to energy, especially in the first half of the year as crude oil markets reached record highs by mid-July. On the other hand, the Fund’s performance was hurt by its overweighting in the technology sector and its underweighting in utilities relative to the MSCI EM Index.

From a stock-specific perspective, the Fund’s Asian holdings made the greatest positive contribution to performance in 2006. For example, Hong Kong-listed Kingboard Chemical Holdings (1.8% of Fund net assets as of December 31, 2006) had a rather pedestrian first half in terms of its stock price, but its shares were ignited in the second half by recognition of the company’s expanding margins in its circuit board and chemicals divisions and by its plan to create shareholder value by spinning off its laminates business. Another notable performer was Indonesia’s Berlian Laju Tanker (0.5% of Fund net assets). The company was able to take advantage of strong demand for liquid energy transportation through a timely expansion of the number of vessels in its fleet.

Emerging Markets Fund

Of course, not all of the Fund’s Asian holdings performed well last year. ZyXEL Communications (1.5% of Fund net assets), a Taiwanese high-end modem and communications equipment manufacturer, encountered strong competition from rival telecom equipment suppliers, leading to reduced profit margins and a decline in revenues. Hong Kong listed Techtronic Industries also struggled throughout the year. Rising input costs and stunted demand from the U.S. for its professional hand tool products made for a challenging second half. (It represented 0% of Fund net assets as of December 31, as we had exited this holding by yearend.)

In managing the Fund, we seek to invest in companies that have good growth, a good business model and, if possible, a catalyst for re-rating. At the same time, the valuation discipline is equally important when purchasing shares. There were several new holdings that debuted in the Fund’s portfolio in 2006 that fit our criteria and deserve mention: Malaysian heavy equipment manufacturer KNM Group; Panama’s airline operator Copa Holdings; and South Korea’s Hyunjin Materials, a parts manufacturer for heavy industries. Each holding exhibited improving fundamentals while being relatively undervalued when we established our positions, and each has made a positive contribution to Fund performance since purchase. (These three holdings represented 1.7%, 1.4%, and 2.6% of Fund net assets, respectively, as of December 31, 2006.)

In terms of our sell discipline, we look to divest the Fund of companies that are relatively less attractive based on changes in share price valuation or that are being negatively impacted by deteriorating operating, trading or management factors. There were several important sales of note last year. We sold the Fund’s position in the world’s largest rubber glove manufacturer, Top Glove Corporation of Malaysia. Despite its good management and solid business, the company’s stock price became too expensive for us. We also sold the Fund’s position in the regional construction and power generator Enka Insaat ve Sanayi based in Turkey. Enka Insaat exhibited strong performance throughout most of the year and we believe it had reached its full valuation at the time of sale. We also eliminated the Fund’s holding in South Korea’s STX Shipbuilding Co. as it had also become overvalued relative to comparable stocks within the shipbuilding industry.

* * *

As we begin the new year, most forecasts for the emerging markets asset class are relatively bullish. We caution investors that these forecasts are not without some risks. In our view, the global economic slowdown, the re-pricing of earnings expectations and the widening of risk premiums pose formidable threats. The continued dependence by a majority of developing countries on export-driven growth puts them at risk should the major industrial economies lose steam. Further risks derive from imbalances that could fuel inflation or that may lead to unsustainable increases in asset prices. Although inflation has, thus far, been kept under control in most developing countries, commodity prices—although down from mid-year highs—remain highly volatile. Furthermore, the monetary authorities in many countries continue to be challenged by implementing policy decisions that ensure macroeconomic and financial stability. We would like to point out that we remain firm, even fervent, believers in the medium- to long-run potential of the emerging markets. Anyone who has visited China or India recently is acutely aware of the buzzing energy and growth that is so tangible in most emerging market economies. We just want to caution investors, that in this coming year, we are less likely to enjoy the “stampeding” performance of the past three years.

Investors should be aware that by investing in emerging markets, the Fund is exposed to certain risks. Many emerging markets are much less liquid and much more volatile than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund is subject to volatility due to foreign securities risk and emerging market risk because of political and economic uncertainty, exaggeration of price movements due to leverage,

Emerging Markets Fund

interest rate changes and market fluctuation. Risks associated with international investing include currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. We maintain that portfolio diversification is a key element to successful investing. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We thoroughly appreciate your participation in Van Eck Emerging Markets Fund. Rest assured, we will continue to work diligently, and we look forward to helping you meet your investment goals in the future.

David A. Semple
Portfolio Manager

January 22, 2007

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

2

The Standard & Poor’s (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

3

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged capitalization weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

4	The MSCI EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

5

The Hang Seng China Enterprises Index is a capitalization-weighted index of state-owned Chinese companies (H-Shares) listed on the Hong Kong Stock Exchange and included in the Hang Seng Mainland Composite Index (HSMLCI).

6	The Bangkok SET Index is a capitalization-weighted index of stocks traded on the Stock Exchange of Thailand.

7

The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

Please note all regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

Emerging Markets Fund

PERFORMANCE RECORD AS OF 12/31/06 (unaudited)
Average Annual	After Maximum	Before Sales
Total Return	Sales Charge*	Charge
A shares—
1 year	30.99%	38.98%
5 year	21.72%	23.17%
10 year	10.81%	11.46%
Life (since 12/20/93)	10.02%	10.52%
C shares—
1 Year	36.98%	37.98%
Life (since 10/3/03)	31.42%	31.42%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75% C Shares: 1.00% redemption charge, first year

Emerging Markets Fund

Geographical Weightings*
as of December 31, 2006
(unaudited)

Sector Breakdown*
as of December 31, 2006 (unaudited)
Industrial	27.0%
Consumer Cyclical	14.4%
Financial	14.1%
Energy	9.9%
Communications	9.4%
Technology	5.9%
Basic Materials	5.1%
Diversified	3.8%
Consumer Non-Cyclical	3.2%
Utilities	1.1%
Repurchase Agreement	4.5%
Other Assets Less Liabilities	1.6%

____________
*	Percentage of net assets. Portfolio is subject to change.

Emerging Markets Fund
Top Ten Equity Holdings as of December 31, 2006* (unaudited)

Petróleo Brasileiro S.A. (Petrobras)
(Brazil, 4.1%)

Petrobras explores for, produces, refines, transports, and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

SFA Engineering Corp.
(South Korea, 3.5%)

SFA Engineering’s principal activities are manufacturing and servicing technologies in factory automation and logistic management systems. The company focuses on key production and distribution attributes including quality control, communications, highly reliable production, system engineering and precision processing.

Hyunjin Materials Co., Ltd.
(South Korea, 2.6%)

Hyunjin Materials manufactures metal and stainless engine components used in ships and industrial plants. Its metal products are supplied to Hyundai Heavy Industries Co., Ltd., HSD Engine, MES and others. Its stainless products are comprised of stainless components used in industrial plants including seats, coils, clamps and others.

Kookmin Bank
(South Korea, 2.5%)

Kookmin Bank provides various commercial banking services, such as deposits, credit cards, trust funds, foreign exchange transactions, and corporate finance. The bank also offers Internet banking services.

LUKOIL
(Russia, 2.5%)

LUKOIL explores for, produces, refines, transports and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels, and other petroleum products. LUKOIL operates refineries, and gasoline filling stations in Russia and the United States. The company transports oil through pipelines and petroleum products with its fleet of ships.

Asya Katilim Bankasi AS
(Turkey, 2.3%)

Asya Katilim Bankasi attracts deposits and offers commercial banking services. The bank offers consumer loans, insurance services, credit cards, business loans, cash management and lease financing.

Samsung Electronics Co. Ltd.
(South Korea, 2.2%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment, such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

Cia Vale do Rio Doce (CVRD)
(Brazil, 2.1%)

CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

Formosa Taffeta Co. Ltd. (FTC)
(Taiwan, 2.0%)

FTC, founded in 1973, is a globally integrated textile company targeting the areas of sport, casual wear, industrial safety, lady’s fashion, home textiles and rainwear. The company has Taiwan-based production plants with a state-of-the-art spinning, weaving, dyeing, printing and finishing machines.

Tian An China Investments Company, Ltd.
(Hong Kong, 1.9%)

Tian An China Investments is a Hong Kong-based holding company that is engaged in the development of high-end apartments, villas, office buildings and commercial properties, property investment, manufacture and sale of construction materials, property management and hotel operation in China.

____________
*Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

Emerging Markets Fund Performance Comparison (unaudited)

These graphs compare a hypothetical $10,000 investment in Emerging Markets Fund made ten years ago (Class A) and at inception (Class C) with a similar investment in the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Van Eck Emerging Markets Fund (Class A) vs. MSCI Emerging Markets Index				Van Eck Emerging Markets Fund (Class C) vs. MSCI Emerging Markets Index

Average Annual Total Return 12/31/06	1 Year	5 Year	10 Year	Average Annual Total Return 12/31/06	1 Year	Since Inception[1]
Emerging Markets Fund-A				Emerging Markets Fund-C
(w/o sales charge)	38.98%	23.17%	11.46%	(w/o sales charge)	37.98%	31.42%
Emerging Markets Fund-A				Emerging Markets Fund-C
(with sales charge)[2]	30.99%	21.72%	10.81%	(with sales charge)[3]	36.98%	31.42%
MSCI Emerging Markets Index	32.59%	26.99%	9.40%	MSCI Emerging Markets Index	32.59%	34.93%

1 Inception date for the Van Eck Emerging Markets Fund was 12/20/93 (Class A) and 10/3/03 (ClassC). Index returns for the Class C performance comparison are calculated as of nearest month end (9/30/03).

2 The maximum sales charge is 5.75%.

3 1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www. vaneck. com.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

All indices are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Index is a market capitalization -weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

Emerging Markets Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2006-
		July 1, 2006	December 31, 2006	December 31, 2006
Class A	Actual	$1,000.00	$1,252.90	$11.07
	Hypothetical**	$1,000.00	$1,015.48	$ 9.91
Class C	Actual	$1,000.00	$1,248.10	$15.30
	Hypothetical**	$1,000.00	$1,011.59	$13.69

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2006) of 1.95% on Class A Shares, and 2.70% on Class C Shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

Global Hard Assets Fund

Dear Shareholder:

We are pleased to report that Van Eck Global Hard Assets Fund gained 22.86% for the year (Class A shares, excluding sales charge). The Fund handily outperformed its benchmark Goldman Sachs Natural Resources (GSR) Index1, which rose 15.12% for the year. The CRB Index2, a measure of the performance of underlying commodities markets, fell 7.40%. In addition to the Fund’s strong performance relative to commodity-related indices, it also offered diversification benefits in the form of low correlation to traditional financial markets. The domestic U.S. equity market, as measured by the S&P 500 Index3, gained 15.78% on the year.

Global Hard Assets Fund’s strong performance for the year can be largely attributed to stock selection within a broad mix of hard assets sectors. The Fund is a flexible, actively managed portfolio and, in contrast to passively managed index funds, employs a disciplined investment process that seeks to identify companies with superior potential. The Fund further distinguishes itself from its peers by investing in different natural resources sectors across several geographic regions. We firmly believe that a diversified investment style can potentially limit volatility when compared to more narrowly focused funds.

Market and Economic Review

2006 marked the continuation of a multi-year run for commodities and related equities. Despite mounting macro-economic headwinds and accompanying market volatility, several hard assets sectors experienced extraordinary periods of growth during the year. The sector overall experienced an explosive start to 2006 as strong flows were ushered into commodity products, and natural resources sectors across the board delivered impressive returns through April.

The year, however, was not without periods of uncertainty and increased volatility. The month of May brought a major shift in sentiment, as investors reacted negatively to interest rate increases around the globe. Fearing a slowdown in global economic expansion, investors moved away from traditionally riskier asset classes, and many commodity markets declined sharply in May and June. After a short-lived recovery in July, hard assets sectors and the underlying commodities lost ground throughout the remainder of the third quarter, as volatility remained a dominant theme. Weakness in the energy sector led the decline, as crude oil and natural gas prices dropped. Indeed, in September, commodity markets experienced their sharpest fall in 25 years. During the final quarter of the year, hard assets sectors overall produced strong results, with commodity equities outperforming underlying commodity indices. Such equity strength was supported by rising commodity prices, robust merger and acquisition activity, stronger-than-expected corporate earnings, good producer discipline, and generally healthy equity markets. However, toward the end of the year, warm winter weather in the eastern U.S. reduced heating demand and sparked a sharp decline in most commodity markets.

While 2006 ended on a disappointing note, we believe attractive trading opportunities remain available to savvy investors. Individual stock selection and underlying commodity selection will likely be increasingly important to Fund performance, as we expect divergent performance among the various hard assets sub-sectors. We believe there is still good value to be found in select hard assets equities, and the asset class overall remains compelling.

Energy

Driven by shifts in geopolitical conditions, weather patterns and corporate earnings data, the energy complex experienced some volatile periods during the year but overall delivered strong investment results. Crude oil prices generally soared during the first seven months of the year on continuing geopolitical threats and supply interruptions. Natural gas prices, on the other hand, were impacted by the warmest January on record and declined fairly steadily through the first half of the year. The second half of the year brought the potential for a slowing economy, an uneventful hurricane season and increases in energy

Global Hard Assets Fund

inventories—all leading to a sharp decline in the prices of gasoline, crude oil and natural gas, particularly in the third quarter.

In the fourth quarter, energy commodities rallied as diesel, jet fuel and gasoline all saw strong demand. Select exploration and production companies, as well as refiners, performed best among energy equities. However, volatility reemerged as a warm December applied renewed pressure to recovering energy markets.

Precious Metals

Gold experienced an extraordinary year, supported by strong global investment demand and increased interest from several central banks, including those of China and Russia. This surge in investment demand pushed gold bullion prices to $730 per ounce on May 12, its highest level since 1980. However, the gold market typically experiences strong first-half corrections as reduced post-holiday fabrication weakens demand. This year was no exception and toward the end of the first half gold fell from its high in May to $542 per ounce in June on the back of a period of consolidation and modest strength in the U.S. dollar.

During the second half of the year, there were persistent comments from high-level central bankers around the globe expressing a need to diversify their holdings away from U.S. dollars. Indeed, Bank of International Settlements figures show a decline in U.S. dollar deposits during these months by Russia, Italy, Saudi Arabia, Switzerland and others. Gold prices moved back above $600 per ounce in July and traded above this level for most of the second half. Some turbulence occurred in September and October, as a sell-off in the energy markets caused weakness across other commodities. Gold prices fell to the $575 per ounce level, but quickly decoupled from the energy complex to advance to its highest yearend close ever at $636.70 per ounce. In sum, the year offered a continuation of solid fundamentals supporting the price of gold—fundamentals that have not been this strong since the 1970s.

Industrial Metals

The industrial metals sector was the best performing hard assets sector during 2006, with workforce strikes, natural disasters, and merger and acquisition activity acting as key drivers. Financial engineering was also a large support. The steel sector was a good example, with many companies—especially steel mills—improving their balance sheets, cash flows and increasing dividends. The supply-demand scenario also favored steel. As prices began to dip, domestic mills cut back their monthly production and imports began to decline. Together, these supply trends worked to reduce inventory levels. Meanwhile, with the exception of auto production, most major steel-consuming sectors showed increased demand. Other base and industrial metal commodity prices such as copper, nickel and zinc were well supported through most of 2006 by low inventory levels, equipment shortages, lack of new discoveries, mine capacity, fund flows and labor action. Specifically, copper prices were kept artificially high by labor stoppages as workers at the world’s biggest copper mine, Escondida (about 7% of the world’s supply), demanded higher annual salaries, bonuses and health benefits. Nickel was the biggest gainer in 2006 due to a combination of higher stainless steel demand and mine capacity problems at most of the large nickel producing mines, such as Goro and Voisey’s Bay.

2006 was also a year of intense consolidation in the industrial metals sector. Xstrata fiercely battled Inco to acquire nickel producer Falconbridge, while Cia Vale Do Rio Doce (CVRD) outbid Phelps Dodge and Teck Cominco for Inco.

Paper and Forest Products

Early in the year, paper and forest products companies exhibited some bright spots, as prices improved for most grades. However, this sector had to battle several headwinds including still-high energy costs, declining newsprint demand, inadequate investment and a drop in U.S. housing construction, among other factors. Still, fundamentals within the sub-sector remained strong overall. However, while shares of paper and

Global Hard Assets Fund

forest product companies turned in decent performance for the year, the group continued to underperform relative to other hard assets sectors.

Real Estate

Real estate companies in general and REITs in particular benefited most during the year from strong demand, healthy growth, yield and income fundamentals, and brisk merger and acquisition activity within the sector. That said, 2006 was not without volatility, and concerns regarding global liquidity kept returns in negative territory for part of the year. Among the asset class’ sub-sectors, office and healthcare REITs posted the strongest gains for 2006; hotels and manufactured housing REITs lagged on a relative basis.

Fund Review

Energy Holdings

We continued to place a heavy emphasis on the energy sector throughout 2006, albeit to a lesser extent than last year. Throughout the year, we used proceeds from our energy holdings to add to other hard assets sectors where we saw more compelling value. This ultimately led to a reduction in exposure to energy, and we ended December with a 51.6% allocation to the sector (down from 62.3% at year end 2005).

The energy sector was a solid contributor to the Fund’s performance during 2006. Standouts for the year included Petrolifera Petroleum Limited of Canada (1.9% of Fund net assets as of December 31), an oil and gas exploration/production company with assets located in Argentina and Peru. While the stock suffered a pullback during the third quarter on lower reserves estimates, an annual return for the year of more than 128% helped the Fund’s overall performance. One of the Fund’s most positive performers during the fourth quarter rally was Southwestern Energy (3.0% of Fund net assets), an independent U.S. oil and gas exploration and development company primarily focused on natural gas properties.

Performance detractors included Aventine Renewable Energy whose stock dropped dramatically during the third quarter as ethanol producers were hard hit by declining gasoline prices and the potential for rising corn costs. The stock was subsequently pared from the portfolio (0.5% of Fund net assets as of December 31). Also, oil and gas producer Newfield Exploration (2.1% of Fund net assets) experienced a sharp share price decline during the third quarter. Though the stock rebounded dramatically during the fourth quarter, it negatively impacted the Fund’s return for the year.

Precious Metals Holdings

The Fund benefited from its gold sector allocation in 2006, due primarily to effective anticipation of gold industry trends and strong individual stock selection. The year began with gold holdings representing 11.3% of the portfolio; at December 31, 2006, 17.0% of Fund investments were dedicated to this sector.

In addition to investing globally across the market capitalization spectrum, we search for companies with both growth and value characteristics. A good example within the gold sector was Canada’s Agnico-Eagle Mines (3.2% of Fund net assets). The company has embarked on an expansion plan that would take it from a single-mine to a five-mine company by 2010. Over the course of the year, the market became aware of the company’s growth potential, and the stock posted a gain of 108.4% for the year.

Our ability to take advantage of robust merger and acquisition activity within the gold sector was another investment strategy that benefited the Fund in 2006. Glamis Gold, a stalwart of the Fund for a good portion of the year, was acquired by Goldcorp in an all-stock merger deal on November 3, 2006, at a significant profit to our purchase price. Over the years, Glamis Gold has had an extraordinary string of accretive acquisitions that propelled it into the mid-tier category with an unparalleled growth profile. With this merger, Goldcorp, also a longstanding holding of the Fund (4.0% of Fund net assets), is now a major producer with a growth pipeline unmatched by other major gold-mining companies. Glamis Gold’s management now leads the new Goldcorp and is anticipated to run the merged company with the same discipline and focus that made Glamis Gold a success.

Global Hard Assets Fund

Additionally, the Fund benefited throughout the year from our ability to maintain underweighted positions, or to avoid completely, some of the larger gold-mining companies that we felt would be unable to maintain production levels, given the burden of older mines facing depletion.

Industrial Metals Holdings

During the course of the year, we significantly increased the Fund’s exposure to the industrial metals sector. Taking the Fund’s allocation to this sector from 13.5% at yearend 2005 to 18.6% at mid-year, we saw increasingly compelling opportunities within base and industrial metals industries. By yearend, however, the Fund’s allocation was brought down to just under 14.1% on the back of falling prices, higher inventories, and weaker North American demand.

Steel-related companies provided some of the most rewarding returns. AK Steel (2.5% of Fund net assets), for example, gained over 112% on the year due to improved fundamentals and continued expectations of a takeover. Xstrata (2.9% of Fund net assets), a fast growing diversified metals and mining company, was another significant contributor to the Fund. Xstrata gained more than 138% as the company continued to diversify into other commodities, such as nickel via the acquisition of Falconbridge. Yet another standout for the Fund was leading Latin American diversified mining company, Cia Vale do Rio Doce (CVRD) of Brazil (1.6% of Fund net assets), whose stock advanced significantly during the fourth quarter based on better-than-expected iron ore contract pricing as well as diversifying into nickel by acquiring Inco.

Paper and Forest Product Holdings

The paper and forest products sector was not a primary focus for the Fund in 2006. We began the year with just over 4% of the Fund’s net assets dedicated to the sector. We culled our holdings in this area and ended 2006 with a 0.9% allocation. The Fund did, however, benefit from its exposure here. A standout performer for the Fund was Mercer International (0.4% of Fund net assets), a U.S.-based pulp and paper company, which saw its share price rise over 50% for the year as pulp prices remained strong.

Real Estate Holdings

During the year, we significantly reduced exposure to the real estate sector and ended December with an exposure of 0.3% of Fund investments (down from 2.0% at yearend 2005). We continue to feel that on an absolute basis, real estate securities can offer excellent defensive diversification benefits. On a relative basis, however, we have found more attractive investment opportunities elsewhere in the hard assets spectrum.

Other

While the Fund focuses its investments on hard assets companies, it does have the option to invest a portion of its assets in other natural resource categories, such as agriculture. During 2006, such investments proved beneficial to overall Fund performance. For example, fertilizer manufacturer and distributor CF Industries Holdings (1.0% of Fund net assets) gained approximately 68.1% for the year both on a positive outlook for fertilizer markets and on lower natural gas prices. Another standout for the Fund was agricultural operations company Bunge (1.0% of Fund net assets), which was up 28% for the year on strength in the broad agricultural markets.

* * *

Global Hard Assets Fund offers a diversified approach to natural resource investing and has the ability to search out the most attractive opportunities from around the globe. We are heartened by its prospects as we look forward. The continued strong performance of hard assets equities reflects their importance as a proven asset class and provides solid support that investments like the Global Hard Assets Fund can be a vital component of a globally diversified investment portfolio. Despite their long rally, we do believe that hard assets continue to offer good value. At this writing, most hard assets equity sectors are not expensive relative to the forward commodity curves.

The Fund is subject to risks associated with its investments in real estate, precious metals, natural resources and other hard assets. It can be significantly affected by events relating to these industries including international political and economic developments, inflation, and other

Global Hard Assets Fund

factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of trends of industrialized companies. The Fund is also subject to non-diversification risk, leverage risk, illiquid securities risk, risks associated with investment in debt securities, including credit risk and interest rate risk, inflation risk, and foreign securities risks including those related to adverse political and economic developments unique to a country or a region and currency fluctuations or controls. Since the Fund may invest in foreign securities, there is a risk that the value of those securities may be affected by the possibility of arbitrary action by foreign governments including the forced sale of property without adequate compensation or the imposition of prohibitive taxes. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

January 19, 2007

Derek S. van Eck Investment Team Member	Charles T. Cameron Investment Team Member

Joseph M. Foster Investment Team Member	Samuel R. Halpert Investment Team Member

Gregory F. Krenzer Investment Team Member	Charl P. de M. Malan Investment Team Member

Shawn Reynolds
Investment Team Member

Global Hard Assets Fund

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1

The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

2	The CRB/Reuters Futures Prices (CRB) Index is an equal-weighted geometric average of commodity price levels relative to the base year average price.

3

The Standard & Poor’s (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

PERFORMANCE RECORD AS OF 12/31/06 (unaudited)
Average Annual	After Maximum	Before Sales
Total Return	Sales Charge*	Charge
A shares—
1 year	15.78%	22.86%
5 year	26.33%	27.84%
10 year	11.21%	11.87%
Life (since 11/2/94)	14.16%	14.72%
C shares—
1 year	21.04%	22.04%
5 year	26.81%	26.81%
10 year	11.12%	11.12%
Life (since 11/2/94)	14.12%	14.12%
I shares—
Life (since 5/2/06)	n/a	0.54%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75%
C Shares: 1.00% redemption charge, first year
I Shares: no sales or redemption charges

Global Hard Assets Fund

Geographical Weightings*
as of December 31, 2006
(unaudited)

Sector Breakdown**
as of December 31, 2006 (unaudited)
Energy	51.6%
Precious Metals	17.0%
Industrial Metals	14.1%
Agriculture	2.7%
Chemicals	2.0%
Basic Industry	1.5%
Transportation	1.1%
Paper and Forest	0.9%
Real Estate	0.3%
Exchange-Traded Fund	0.8%
Repurchase Agreement	8.0%

________________
* Percentage of net assets.
**Percentage of investments.
  Portfolio is subject to change.

Global Hard Assets Fund
Top Ten Equity Holdings as of December 31, 2006* (unaudited)

Goldcorp, Inc.
(Canada, 4.0%)

Goldcorp is a North American gold producer. The company owns a gold mine located in the U.S.’ South Dakota and has industrial mineral operations in Saskatchewan, Canada. Goldcorp also owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Valero Energy Corp.
(U.S., 3.8%)

Valero Energy is the largest refiner in North America, and has an extensive refining system with a throughput capacity of approximately 3.3 million barrels per day. The company’s geographically diverse refining network stretches from Canada to the U.S. Gulf Coast and West Coast to the Caribbean.

Transocean, Inc.
(U.S., 3.4%)

Transocean provides offshore contract drilling services for oil and gas wells. The Houston-based company contracts drilling rigs, related equipment, and work crews that focus on deepwater and harsh environment drilling services in the U.S., the UK, Brazil, India and elsewhere.

Agnico-Eagle Mines Ltd.
(Canada, 3.2%)

Agnico-Eagles Mines is a gold producer with operations primarily in Quebec, Canada. The company also conducts exploration and development activities in Ontario, Canada and Nevada in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

Southwestern Energy Co.
(U.S., 3.0%)

Southwestern Energy is an integrated energy company primarily focused on natural gas. The company explores for and produces natural gas and crude oil. Southwestern Energy also conducts operations in natural gas gathering, transmission and marketing as well as natural gas distribution.

Xstrata PLC
(United Kingdom, 2.9%)

Xstrata is a major global diversified mining group that maintains meaningful positions in seven major international commodity markets: copper, coking coal, thermal coal, ferrochrome, nickel, vanadium and zinc. The company’s operations and projects span 18 countries.

AK Steel Holding Corp.
(U.S., 2.5%)

AK Steel produces flat-rolled carbon, stainless and electrical steel products, as well as carbon and stainless tubular steel products, for automotive, appliance, construction and manufacturing markets. AK Steel operates major steelmaking facilities in Ohio, Indiana, Kentucky and Pennsylvania.

Randgold Resources Ltd.
(United Kingdom, 2.4%)

Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

XTO Energy, Inc.
(U.S., 2.3%)

XTO Energy is a natural gas producer that acquires, exploits and develops long-lived oil and gas properties. The company’s properties are all located in the United States, concentrated in Texas, Oklahoma, Kansas, New Mexico, Colorado, Arkansas, Wyoming, Louisiana and Alaska.

Lihir Gold Ltd.
(Australia, 2.2%)

Lihir Gold explores for and develops gold at the open pit Lihir Project on Lihir Island in the New Ireland Province of Papua New Guinea. The company’s exploration projects include Minifie and Lienetz. In addition, the company explores for oxide and sulphide ores.

______________________
*Portfolio is subject to change.
 Company descriptions courtesy of Bloomberg.com.

Global Hard Assets Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2006-
		July 1, 2006	December 31, 2006	December 31, 2006
Class A	Actual	$1,000.00	$1,066.00	$ 7.92
	Hypothetical**	$1,000.00	$1,017.54	$ 7.73
Class C	Actual	$1,000.00	$1,061.80	$11.85
	Hypothetical**	$1,000.00	$1,013.71	$11.57
Class I	Actual	$1,000.00	$1,068.60	$ 4.85
	Hypothetical**	$1,000.00	$1,020.52	$ 4.74

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2006) of 1.52% on Class A Shares, 2.28% on Class C Shares and 0.93% on Class I Shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

Global Hard Assets Fund Performance Comparison (unaudited)

These graphs compare a hypothetical $10,000 investment in Global Hard Assets Fund made ten years ago (Class A and Class C) and at inception (Class I) with a similar investment in Goldman Sachs Natural Resources Index and Standard & Poor’s 500 Index.

Van Eck Global Hard Assets Fund (Class A) vs. Goldman Sachs Natural Resources Index and Standard and Poor’s 500 Index				Van Eck Global Hard Assets Fund (Class C) vs. Goldman Sachs Natural Resources Index and Standard and Poor’s 500 Index

Average Annual Total Return 12/31/06	1 Year	5 Year	10 Year	Average Annual Total Return 12/31/06	1 Year	5 Year	10 Year
Global Hard Assets Fund-A (w/o sales charge)	22.86%	27.84%	11.87%	Global Hard Assets Fund-C (w/o sales charge)	22.04%	26.81%	11.12%
Global Hard Assets Fund-A (with sales charge)[1]	15.78%	26.33%	11.21%	Global Hard Assets Fund-C (with sales charge)[2]	21.04%	26.81%	11.12%
Goldman Sachs Natural Resources Index	15.12%	16.42%	9.38%	Goldman Sachs Natural Resources Index	15.12%	16.42%	9.38%
Standard & Poor’s 500 Index	15.78%	6.19%	8.42%	Standard & Poor’s 500 Index	15.78%	6.19%	8.42%

Van Eck Global Hard Assets Fund (Class I) vs. Goldman Sachs Natural Resources Index and Standard and Poor’s 500 Index

Average Annual Total Return 12/31/06	Since Inception
Global Hard Assets Fund-I	0.54%
Goldman Sachs Natural Resources Index	-0.55%
Standard & Poor’s 500 Index	9.64%

Inception date for the Van Eck Global Hard Assets Fund was 11/2/94 (Class A and Class C) and 5/1/06 (Class I).

1 The maximum sales charge is 5.75%.

2 1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck. com.

All indices listed are unmanaged indices and include the reinvestment of all dividends and distributions, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization -weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

International Investors Gold Fund

Dear Shareholder:

We are pleased to report that Van Eck International Investors Gold Fund produced a total return of 45.23% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2006. Due primarily to effective anticipation of gold industry trends and strong individual stock selection, the Fund significantly outperformed its benchmarks, the Philadelphia Stock Exchange Gold and Silver (XAU) Index1, which returned 12.52%, and the Amex Gold Miners (GDM) Index2, which returned 21.86%, for the same period. The Fund also handily outpaced the general equity market, as measured by the 15.78% gain in the S&P 500 Index3. Gold-related assets have outperformed more traditional financial markets in five of the last six years.

The gold market experienced another year of solid gains in 2006, with the price of bullion advancing $119.70 per ounce, or nearly 23.2%, to close on December 31, 2006 at $636.70 per ounce. A surge in investment demand had pushed gold prices to rise to $730 per ounce in May, its highest level since 1980. However, at that point, the market became over-bought and a period of consolidation ensued, as gold traded in a range between $565 and $650 per ounce through the second half of the year. As indicated above, gold shares, as measured by the Amex Gold Miners (GDM) Index, advanced 21.86% for the twelve months ended December 31, 2006.

Market and Economic Review

Currency movements and growth in investment demand were the primary drivers of the gold bull market in 2006. Anticipation of the end to the U.S. Federal Reserve Board’s (the Fed) interest rate tightening cycle caused the U.S. dollar to weaken substantially over the first five months of the year, the same time that gold was advancing to its $730 per ounce high. Strong buying by gold bullion exchange-traded funds (ETFs) was also reported, as many institutions and individuals sought these investment vehicles as a way to gain portfolio exposure to gold. Specifically, ETFs increased their gold bullion holdings by approximately 216 tons, or 63%, for the year 2006. Additional demand came from Barrick Gold and other producers who bought back over five million ounces of gold hedges during the first half of the year alone.

The gold market typically experiences a strong correction in the first half, and this year was no exception. Historically, once post-holiday restocking dies down, gold becomes vulnerable with little fabrication demand to underpin the market. In 2006, the correction occurred toward the end of the first half, when gold fell from its high in May to $542 per ounce in June, as the U.S. dollar showed some modest strength.

During the second half of the year, there were persistent comments from high-level central bankers around the globe expressing a need to diversify their holdings away from U.S. dollars. Indeed, Bank of International Settlements figures show a decline in U.S. dollar deposits during these months by Russia, Italy, Saudi Arabia, Switzerland and others. The Fed held rates steady in August, and by October the U.S. dollar was again in decline toward its low for the year on December 4. Gold prices moved back above $600 per ounce in July and traded above this level for most of the second half. Some turbulence occurred in September and October as a sell-off in the energy markets caused weakness across other commodities. Gold prices fell to the $575 per ounce level, but quickly decoupled from the energy complex to advance to its highest year-end close ever at $636.70 per ounce.

Gold equities have a strong correlation to the precious metal, historically tending to outperform as the gold bullion price rises and vice versa. However, several industry factors led to the failure of the gold equity indices to outpace the precious metal in 2006. First, mining costs have risen at a faster pace than the price of gold, as energy and material costs have escalated with the general rise in commodity prices. Second, a global mining boom has created scarcity in many capital items and replacement parts. As a result, earnings disappointments have affected the share prices of many companies. Finally, a number of gold companies had difficulty maintaining production levels. Gold projects usually have a long lead time of five to 15 years. However,

International Investors Gold Fund

there was a severe lack of investment in exploration and development from 1996 to 2003, when gold prices were below $400 per ounce. All told, a great disparity in stock performance emerged during 2006 between those companies with greater exposure to these challenges and those companies who have managed to minimize the rise in costs and maintain or grow their production. Add to this disparity the fact that the gold equity indices have a sizable allocation to companies that are most challenged with these issues, and the lack of outperformance by gold shares becomes understandable. Fortunately, an actively managed gold fund has the opportunity to mitigate such circumstances.

Fund Review

A number of stock selection strategies enabled the Fund to achieve superior performance during the annual period. First, in selecting holdings for the Fund, we screened stocks based on fundamental analysis anticipating a strong gold market. That said, most companies within the Fund’s portfolio have projects underway that could likely withstand much lower gold prices.

Another key strategy was the Fund’s broad diversification. The Fund invests globally and across the market capitalization spectrum. Plus, as a sector fund, we are able to search for companies with both growth and value characteristics. In those rare cases where we find both attractive growth and value potential within the same company, all the better. One example of such a case was Canada’s Agnico-Eagle Mines (7.8% of Fund net assets as of December 31). The Fund began 2006 with an overweighted position in Agnico-Eagle Mines. The company was embarking on an expansion plan that would take it from a one-mine to a five-mine company by 2010. We felt the stock was undervalued due to a lack of market understanding of its expansion projects. Over the course of the year, through property tours and increased analyst coverage, the market became aware of the growth potential in Agnico-Eagle Mines, and the stock ended up posting an annual gain of 108.4%. In terms of production levels and market capitalization, Agnico-Eagle Mines remained classified as a mid-tier gold company as of the end of the year.

We identified several other opportunities for growth among mid-tier gold companies during the year, and in fact, the majority of the Fund’s top holdings at the end of December 2006 were mid-tier companies. For example, Australia’s Lihir Gold (4.1% of Fund net assets) expanded production during the year at its large mine in Papua New Guinea using geothermal power. The U.K.’s Randgold Resources (5.4% of Fund net assets) was in the process during 2006 of adding an underground development to its Loulo open pit mine in Mali. These companies’ stocks gained 53.8% and 46.7%, respectively, in 2006.

Another strategy the Fund implemented during 2006 was to either maintain underweighted positions or avoid completely companies that we felt would be unable to maintain production levels. Many of the largest gold companies were having just such difficulties maintaining output due to a lack of new projects to replace older mines that are being depleted. These larger companies included the U.S.’ Newmont Mining and South Africa’s AngloGold Ashanti (1.7% and 1.0% of Fund net assets, respectively). These companies’ shares declined 15.4% and 4.7%, respectively, in 2006. On the other hand, the Fund’s largest positions among the majors during the period were South Africa’s Gold Fields and Canada’s Barrick Gold (3.5% and 4.7% of Fund net assets, respectively), which gained 7.7% and 10.3%, respectively, for the year.

A third strategy we carried out was our constant search for attractively-priced small-cap or “junior” companies with development projects that have the potential to expand. At the end of December 2006, approximately 26% of the Fund’s net assets were invested in these small-cap companies, some of which produced stellar annual returns. Indeed, top Fund performers for the annual period included several Canadian “juniors.” Shares of Aurizon Mines (2.0% of Fund net assets) soared 109.8% upon anticipated new production from its Casa Berardi

International Investors Gold Fund

Mine in Quebec. Both Cumberland Resources and Miramar Mining (1.8% and 1.8% of Fund net assets, respectively) are expected to break ground soon on their respective projects in Nunavut, Canada. Shares of Cumberland Resources and Miramar Mining rose 149.0% and 81.4%, respectively, for the year. To compare, the BMO Nesbitt Burns Small Cap Gold and Precious Metals Index4 gained 45.4% during 2006.

We also added a couple of new small-cap holdings to the Fund’s portfolio during the annual period. These included Canada’s Bear Creek Mining (1.3% of Fund net assets), which has some promising silver properties in southern Peru. We also established a Fund position in Canada’s Osisko Exploration (1.3% of Fund net assets), which is drilling a potentially significant gold deposit in Quebec. While junior gold companies can yield spectacular gains, they also carry higher volatility and are usually dependant on a single project. For example, one of the primary detractors from the Fund’s performance during the period was Canada’s Orezone Resources (0.7% of Fund net assets), whose shares fell 23.4% for the year, as its project in Burkina Faso has been stalled by a lengthy review by its joint venture partner Gold Fields. Another disappointment was Australia’s Tanami Gold (0.3% of Fund net assets), whose shares declined 14.0%, due to problems with the construction contractor at its Coyote project in Australia.

Finally, our management team attempted to position the Fund to take advantage of robust merger and acquisition activity by monitoring relative valuation and corporate strategies. For example, the Fund benefited from the takeover in November of the U.S.’ Glamis Gold (0% of Fund net assets) by Canada’s Goldcorp (10.7% of Fund net assets) in November. Until it was taken out by the all-stock merger deal, Glamis Gold had been a top mid-tier holding of the Fund for several years based on what we believed to be its capable management and its stable of quality properties under development across Nevada, Mexico and Central America. Goldcorp was also held by the Fund, but because of its high valuation, the Fund carried a smaller allocation to this stock. At the time of the merger, Glamis Gold’s stock was up 64.0% year-to-date. Since the merger on November 3, Goldcorp’s stock gained 5.8%, bringing its annual advance to 27.5%. It is worth noting that with this merger, Goldcorp became the Fund’s top holding. Furthermore, Goldcorp is now a major producer with a growth pipeline unmatched by the other major gold mining companies. Glamis Gold’s management now leads the new Goldcorp, anticipated to run the merged company with the same discipline and focus that made Glamis Gold a success.

* * *

The current gold bull market has been running now for nearly six years. The duration of this run is on

Commentary from Founder, John C. van Eck

As the price of gold bullion and gold-related equities rose during 2006, it was another year during which we believe more and more investors came to recognize the merits of diversifying their portfolios with gold-oriented investments. At Van Eck, we became long-term bulls on the gold market when the Federal Reserve Board adopted a policy of credit expansion. It remains our opinion that the result of this monetary policy is inevitably a financial crisis, with a rise in overall debt charges finally overwhelming growth in credit. A period of credit contraction could not then be avoided. At such time, gold would then become a prime investment.

Gold is an owned asset. Its overall supply is limited by nature. It has been a classic safe haven in times of uncertainty for hundreds if not thousands of years. In contrast, paper currencies historically have been issued in ever-increasing quantities and gradually have become worthless. In 2006, there appeared to be growing reason for investors to seek alternative real assets and “stores of value,” in other words, to increase their demand for gold and gold mining shares.

Not intended as a prediction of future results.

International Investors Gold Fund

par to date with the other two great gold bull markets of the past century, although the magnitude of the current market’s rise has been less. The key difference is that so far there has not been significant financial stress associated with the current market. In the 1930s, the economy was wracked by deflation and bank failures. During the 1970s, the economy suffered from double-digit inflation and crippling energy shocks. However, in the 2000s, the impact to the economy of the NASDAQ Index crash, Middle East wars, and the oil shock of 2005 paled in comparison. We believe there remain two forces at work that have kept the recent economy ticking along.

The first is the unprecedented level of globalization made possible by economic liberalization and technology. Huge populations have joined the global labor pool. Manufacturing is gaining the ability to move virtually anywhere in the world to tap the cheapest labor, skills and goods it needs. Services are beginning to do the same, thereby keeping inflation at low levels. The second force that has perpetuated economic growth is the tremendous amount of liquidity circulating around the globe. The Fed has been quick to cut interest rates or increase the money supply whenever it feels the economy is threatened. Liquidity has also spread through a plethora of credit enhancing vehicles, such as mortgage refinancing, credit derivatives, collateralized debt instrument, leveraged hedge funds and more. Liquidity has also been provided by the “carry trade,” whereby funds are borrowed in yen at rates near zero percent and invested in higher yielding currencies abroad. Yet another source of liquidity has been the mismatch in household savings between the U.S. and Asia and the high level of official reserves amassed in many developing countries. China, for instance, has a savings rate of around 35%, whereas the savings rate in the U.S. is slightly negative. As a result, this is the first economic cycle in which poorer economies are providing capital to a rich developed nation.

Most would agree that liquidity has been growing much faster than the economy. This has left an abundance of money chasing too few investment opportunities. Rather than manifesting itself as consumer price inflation, this liquidity has created inflated asset values and fed a series of bubbles. The first of these was the technology bubble. The bursting of this bubble gave rise to bond market and housing bubbles as interest rates plummeted. As the housing market reached its peak, a credit bubble took hold. At the end of 2006, credit risk appeared to be priced at or near historical lows, as seen by spreads between risk-free rates and corporate or emerging market debt. The yield curve for U.S. Treasuries has been inverted for nearly a year now. Plus, in 2006, the liquidity bulge found its way into equities again. Many emerging equity markets reached spectacular highs in 2006, and the Dow Jones Industrial Index reached new all-time highs toward the end of 2006 as well. A consumption binge, particularly in the U.S., created an unprecedented demand for commodities.

The highly charged investment atmosphere associated with bubbles often creates misallocations of wealth, reckless borrowing, or complacent regard for risk. But cycles are a fact of economic life. Since the current economic expansion is entering its fifth year, a downturn might happen sooner rather than later in our view. If and when this happens, there is certainly a chance that asset values will maintain current levels or drift lower without causing much hardship. So far, the fall in the housing market has not had a meaningful impact on the economy. However, there is also a chance that a downturn could reveal an abundance of poor investment decisions. Looking again at the housing sector, the level of cash-out mortgage refinancing declined dramatically from $535 billion annualized in the third quarter of 2005 to $56 billion annualized in the third quarter of 2006. At the same time, census data shows that the number of households paying 30% or more of income for housing in the New York metropolitan area grew to 38.2% from 29.5% in 2000. Those paying 50% or more grew to 15.6% from 10.9%. There clearly remains a risk that any further weakness in the housing market could adversely impact the economy in 2007. The risk posed by other credit markets are more difficult to quantify, but are looming nonetheless.

International Investors Gold Fund

Gold remains first and foremost a pure, hard currency that is not subject to government fiat. Further, it continues to have a low correlation with other financial instruments. As such, many investors are anticipated to continue to buy gold as a hedge against those economic stresses that can impact paper assets and currencies, most particularly the U.S. dollar. The fact that gold prices have been rising for the past four years in tandem with the growing global economy indicates to us that there continue to be a significant number of investors seeking to hedge the risk of an economic downturn. This was especially true in 2006 when fabrication demand declined, but investment demand propelled gold prices to new highs. We firmly believe that gold remains in the midst of a secular bull market and that gold prices have established a new higher floor. We also continue to believe that a properly diversified portfolio should carry an allocation to gold during the new year.

The Fund is subject to non-diversification risk, frequent trading risk, precious metals risk, industry concentration risks and foreign securities risks, including those related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of expropriation, nationalization or confiscatory taxation.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the non-diversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund’s value. An investment in the Fund involves the risk of losing money and should be considered part of an overall investment program, not a complete investment program.

We appreciate your continued investment in Van Eck International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster Investment Team Member	Charl P. de M. Malan Investment Team Member

January 10, 2007

International Investors Gold Fund

All reference to Fund assets refer to Total Net Assets. All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1	The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

2

The Amex Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The Index is calculated and maintained by the American Stock Exchange (Amex). Van Eck Associates Corporation has an exclusive license with the Amex for exchange traded funds, and a revenue sharing agreement with the Amex for derivative products based on the GDM. Amex is the owner of, and maintains, the GDM.

3

The Standard & Poor’s (S&P) 500 Index consists of 500 widely held commons tocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

4

The BMO Nesbitt Burns Small Cap Gold and Precious Metals Index includes 39 gold and precious metals stocks with a total market capitalization of approximately $24 billion. It is a sub-index of the BMO Nesbitt Burns Small Cap Index. The median and mean market capitalizations of the sub-index were approximately $509 million and $613 million, respectively.

PERFORMANCE RECORD AS OF 12/31/06 (unaudited)
Average Annual	After Maximum	Before Sales
Total Return	Sales Charge*	Charge
A shares—
1 year	36.88%	45.23%
5 year	36.31%	37.94%
10 year	8.13%	8.78%
Life (since 2/10/56)	10.64%	10.77%
C shares—
1 Year	43.29%	44.29%
Life (since 10/3/03)	28.12%	28.12%
I shares—
Life (since 10/2/06)	n/a	16.61%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75%
C Shares: 1.00% redemption charge, first year
I Shares: no sales or redemption charges

International Investors Gold Fund

Geographical Weightings*
as of December 31, 2006
(unaudited)

Sector Breakdown**
as of December 31, 2006 (unaudited)
Gold	88.4%
Silver	5.3%
Platinum	3.1%
Copper	0.7%
Corporate Note	1.0%
Repurchase Agreement	1.5%

____________________
* Percentage of net assets.
**Percentage of investments.
  Portfolio is subject to change.

International Investors Gold Fund
Top Ten Equity Holdings as of December 31, 2006* (unaudited)

Goldcorp, Inc.
(Canada, 10.7%)

Goldcorp is a North American gold producer. The company owns a gold mine located in the U.S.’ South Dakota and has industrial mineral operations in Saskatchewan, Canada. Goldcorp also owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Agnico-Eagle Mines Ltd.
(Canada, 7.8%)

Agnico-Eagles Mines is a gold producer with operations primarily in Quebec, Canada. The company also conducts exploration and development activities in Ontario, Canada and Nevada in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

Randgold Resources Ltd.
(United Kingdom, 5.4%)

Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Kinross Gold Corp.
(Canada, 4.7%)

Kinross Gold is involved in the exploration, development and production of gold in countries around the world. The company currently has operations in Canada, the United States, Central America, South America, Africa, Australia and the Russian Far East.

Barrick Gold Corp.
(Canada, 4.7%)

Barrick Gold is an international gold company with operating mines and development projects in the United States, Canada, South America, Australia and Africa.

Newcrest Mining Ltd.
(Australia, 4.4%)

Newcrest Mining is a gold mining, exploration and production company. The company’s exploration projects include Telfer and Boddington, which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

Lihir Gold Ltd.
(Australia, 4.1%)

Lihir Gold explores for and develops gold at the open pit Lihir Project on Lihir Island in the New Ireland Province of Papua New Guinea. The company’s exploration projects include Minifie and Lienetz. In addition, the company explores for oxide and sulphide ores.

Gold Fields Ltd.
(South Africa, 3.5%)

Gold Fields is a global gold mining, development and exploration company with operations in South Africa, Ghana and Australia. The group’s principal operating mines include Driefontein, Kloof, Beatrix and St. Helena. Gold Fields also has a platinum project undergoing evaluation in Finland.

Meridian Gold, Inc.
(Canada, 3.2%)

Meridian Gold is a gold production and exploration company operating in the United States and Chile.

Gammon Lake Resources, Inc.
(Canada, 3.1%)

Gammon Lake Resources acquires, explores and develops mineral properties. The company currently holds interests in gold properties located in Nova Scotia, Canada, and gold and silver properties located in Mexico.

_____________
*Portfolio is subject to change.
 Company descriptions courtesy of Bloomberg.com.

International Investors Gold Fund Performance Comparison (unaudited)

These graphs compare a hypothetical $10,000 investment in International Investors Gold Fund made ten years ago (Class A) and at inception (Class C and Class I) with a similar investment in Amex Gold Miners Index (GDM) and Philadelphia Stock Exchange Gold and Silver (XAU) Index

Van Eck International Investors Gold Fund (Class A) vs. Amex Gold Miners Index and Philadelphia Stock Exchange Gold and Silver Index				Van Eck International Investors Gold Fund (Class C) vs. Amex Gold Miners Index and Philadelphia Stock Exchange Gold and Silver Index

Average Annual Total Return 12/31/06	1 Year	5 Year	10 Year	Average Annual Total Return 12/31/06	1 Year	Since Inception[1]
International Investors Gold Fund-A				International Investors Gold Fund-C
(w/o sales charge)	45.23%	37.94%	8.78%	(w/o sales charge)	44.29%	28.12%
International Investors Gold Fund-A				International Investors Gold Fund-C
(with sales charge)[2]	36.88%	36.31%	8.13%	(with sales charge)[3]	43.29%	28.12%
Amex Gold Miners Index (GDM)	21.86%	30.34%	6.18%	Amex Gold Miners Index (GDM)	21.86%	19.06%
Philadelphia Stock Exchange				Philadelphia Stock Exchange
Gold & Silver (XAU) Index	12.52%	22.86%	3.47%	Gold & Silver (XAU) Index	12.52%	16.05%

Van Eck International Investors Gold Fund (Class I) vs. Amex Gold Miners Index and Philadelphia Stock Exchange Gold and Silver Index

Average Annual Total Return 12/31/06	Since Inception[1]
International Investors Gold Fund-I	16.61%
Amex Gold Miners Index (GDM)	12.01%
Philadelphia Stock Exchange Gold & Silver (XAU) Index	11.22%

1 Inception date for the Van Eck International Investors Gold Fund was 2/10/56 (Class A), 10/3/03 (Class C) and 10/2/06 (Class I). Index returns for the Class C and Class I performance comparison are calculated as of nearest month end (9/30/03 and 9/30/06).

2 The maximum sales charge is 5.75%.

3 1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck. com.

All indices listed are unmanaged indices and includes the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Amex Gold Miners Index (GDM) is a modified market capitalization -weighted index comprised of common stocks or ADRs of publicly traded companies involved primarily in the mining of gold.

The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization -weighted index which includes the leading companies involved in the mining of gold and silver.

International Investors Gold Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2006-
		July 1, 2006	December 31, 2006	December 31, 2006
Class A	Actual	$1,000.00	$1,113.50	$ 8.26
	Hypothetical**	$1,000.00	$1,017.39	$ 7.88
Class C	Actual	$1,000.00	$1,110.00	$11.81
	Hypothetical**	$1,000.00	$1,014.01	$11.27
Class I	Actual	$1,000.00	$1,166.10	$ 6.82
	Hypothetical**	$1,000.00	$1,018.90	$ 6.36

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2006) of 1.55% on Class A Shares and 2.22% on Class C Shares and 1.25% on Class I Shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

Mid Cap Value Fund

Dear Shareholder:

Van Eck Mid Cap Value Fund produced a total return of 11.71% (Class A shares, excluding sales charge) for the year ended December 31, 2006. In comparison, mid-cap stocks in general returned 15.26%, as measured by the Russell Midcap Index.1

Market and Economic Review

During the annual period, small-capitalization stocks showed the strongest relative performance. Large-capitalization stocks and mid-capitalization stocks followed, the two equity segments producing returns approximately in line with each other. The market favored the value style over the growth style of investing across all capitalization sectors.

The U.S. stock market was driven higher by strong domestic consumer spending, global growth that helped U.S. multinationals, record-setting merger and acquisition activity, and the ability of buyout firms to marshal billions of dollars of capital to take a host of companies private. Corporate earnings continued to be strong, and equity valuations remained reasonable. The equity market rally that began at the end of June grew even stronger once the Federal Reserve Board (the Fed) paused in its campaign of boosting short-term interest rates in August. The Fed’s targeted federal funds rate has stood at 5.25% since the end of June. Toward the end of the year, equity markets responded favorably to moderating inflation concerns, as a relatively warm start to the winter caused declines in energy prices. At the same time, extraordinary enthusiasm for stocks during the year withstood continued unrest in the Middle East, volatile oil prices, a repudiation of Republican policies in the midterm elections and serious slumps in the auto and housing industries. The year 2006 was the best year for the broad U.S. equity market since 2003.

Fund Review

The Fund posted double-digit absolute gains during the year. Relative to the Russell Midcap Index, however, security selection and sector positioning detracted from the Fund’s performance.

Stock selection in the consumer discretionary sector contributed most positively to the Fund’s relative returns. Within the consumer discretionary sector, Internet and catalog retail, multiline retail, and leisure equipment were the strongest contributing industries. An underweighted position and effective stock selection in the information technology sector helped as well. Having an underweighted allocation to energy and overweighted exposure to both telecommunications services and financials boosted the Fund’s relative returns to a more modest degree.

Still, these benefits were not enough to offset the effects of adverse stock selection in the financials, consumer staples, energy and health care sectors. Overweighted positions in healthcare, consumer discretionary and industrials and underweighted allocations to consumer staples and materials further detracted from the Fund’s relative results.

From a stock-specific perspective, the strongest individual contributors to the Fund’s performance were Internet and catalog retailer IAC/InterActiveCorp (1.7% of Fund net assets as of December 31) of the consumer discretionary sector, road and rail company Swift Transportation (0% of Fund net assets) of the industrials sector, and construction materials manufacturer Lafarge North America (0% of Fund net assets) of the materials sector. The biggest detractors were Health Net (0% of Fund net assets) of the healthcare sector and Louisiana-Pacific (1.2% of Fund net assets) of the materials sector.

We made a few changes to the Fund’s portfolio during 2006. Based on a combination of security performance, industry performance and the Fund’s proprietary quantitative security selection process, we increased the Fund’s exposure to materials, information technology, utilities and industrials. We decreased the Fund’s weightings in consumer discretionary, health care, financials and energy.

We also made several buys and sells during the annual period using our quantitative security selection process, which focuses on a combination of valuation, operation and trading factors. As such, securities held in the Fund are bought because the valuation criteria used, including book/price, earnings/price, free cash flow/price rations, in conjunction with the stock’s price momentum

Mid Cap Value Fund

factor, measured over a twelve-month period, make it a compelling investment over a twelve- to eighteen-month time horizon. Among the securities that fit the Fund’s purchase criteria during the year were Expedia in the communications sector and Entergy of the utilities sector (1.7% and 2.2% of Fund net assets, respectively). We looked to sell stocks that are relatively less attractive to hold based on their valuation, operating and trading factors. During the period, we sold the Fund’s positions in, among others, Bear Stearns of the financials sector and Amerada Hess of the energy sector.

As of December 31, 2006, the Fund was overweight relative to its benchmark index in the financials, industrials, healthcare and telecommunications services sectors. At the end of the period, the Fund was underweighted relative to the Russell Midcap Index in the information technology, consumer staples, energy, utilities, materials and consumer discretionary sectors.

* * *

Mid Cap Value Fund is comprised of mid-cap stocks that we believe have an attractive combination of operating, valuation and price characteristics. We employed a bottom-up, relative value-oriented, quantitative approach to selecting stocks, while seeking to achieve strong risk-adjusted returns. We will continue to utilize the Fund’s proprietary quantitative methodologies to select mid-capitalization stocks of companies that our model indicates are relatively undervalued and have strong operating characteristics. In our view, mid-cap stocks continue to be a particularly appealing asset class within the equity market, as they are often past the growing pain stage that many smaller companies go through but are not yet as widely recognized by the market as large-cap companies.

As the Fund invests in mid-cap companies, it is subject to certain risks associated with mid-cap companies. Mid-cap companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences.

In addition, mid-cap companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies.

A principal risk of investing in value stocks is that they may never reach what the Adviser believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund’s performance may be lower or higher than that of funds that invest in other types of equity securities, such as those emphasizing growth stocks. The Fund is also subject to the risks associated with investments in foreign securities, including those related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of expropriation, nationalization or confiscatory taxation.

An investment in the Fund involves the risk of losing money and should be considered part of an overall investment program, not a complete investment program.

The Sub-adviser announced a change in portfolio managers for the Fund. Victor Samoilovich and Daniel Glickman were named portfolio managers as of November 3, 2006.

We appreciate your continued investment in Van Eck Mid Cap Value Fund, and we look forward to helping you meet your investment goals in the future.

Victor Samoilovich Portfolio Manager	Daniel Glickman Portfolio Manager
New York Life Investment Management LLC (NYLIM)

January 19, 2007

Mid Cap Value Fund

All reference to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investment can be made.

1

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index had an approximate market capitalization of $12.4 billion.

PERFORMANCE RECORD AS OF 12/31/06 (unaudited)
Average Annual	After Maximum	Before Sales
Total Return	Sales Charge*	Charge
A shares—
1 year	5.28%	11.71%
Life (since 1/1/02)**	5.85%	7.11%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75%
**

Effective June 1, 2003, New York Life Investment Management LLC (NYLIM) became investment sub-adviser to the Fund. Prior to January 1, 2002 (“inception date”), the Fund was managed with a different investment objective.

Mid Cap Value Fund

Sector Breakdown*
as of December 31, 2006
(unaudited)

__________________
*Percentage of investments.
 Portfolio is subject to change.

Mid Cap Value Fund
Top Ten Equity Holdings as of December 31, 2006* (unaudited)

Entergy Corp.
(2.2%)

Entergy is an energy company that is primarily focused on electric power production, marketing and trading services and distribution operations. The company is headquartered in the United States and has energy and investment operations in Latin America, North America, Europe and Australia.

PG&E Corp.
(2.2%)

PG&E is an energy-based holding company that owns Pacific Gas and Electric Co., a combination natural gas and electric utility in the United States.

Equity Office Properties Trust
(2.2%)

Equity Office Properties is a real estate investment trust that owns and manages office properties. The Trust has a portfolio of buildings located in various states across the United States. Equity Office provides a wide range of office space for local, regional and national customers.

Edison International
(2.1%)

Edison International, through its subsidiaries, develops, acquires, owns and operates electric power generation facilities worldwide. The company also provides capital and financial services for energy and infrastructure projects, as well as manages and sells real estate projects. Additionally, Edison provides integrated energy services, utility outsourcing and consumer products.

American Electric Power Co. Inc.
(1.8%)

American Electric Power generates electricity in several states, and markets and trades energy on a wholesale basis. The company also serves customers outside the United States through holdings in Australia, Brazil, China, Mexico and the United Kingdom. In addition, American Electric Power is involved in power engineering and construction, energy management and telecommunications.

CIGNA Corp.
(1.8%)

CIGNA, through its subsidiaries, provides group life and health insurance, managed care products and services, retirement products and services and individual financial services worldwide. The company also sells individual life and health insurance and annuity products in selected international locations.

NRG Energy, Inc.
(1.8%)

NRG Energy owns and operates a diverse portfolio of power-generating facilities, primarily in the United States. The company’s operations include energy production and cogeneration facilities, thermal energy production and energy resource recovery facilities.

Expedia, Inc.
(1.7%)

Expedia provides branded online travel services for leisure and small business travelers. The company offers one-stop travel shopping and reservation services, providing real-time access to schedule, pricing and availability information for airlines, hotels and car rental companies.

Mattel, Inc.
(1.7%)

Mattel designs, manufactures, and markets a broad variety of children’s products on a worldwide basis. The company sells its products to retailers and directly to consumers. Mattel’s products include Barbie fashion dolls, Fisher-Price infant and preschool products, Matchbox cars, and Tyco electrical vehicles, among others.

IAC/InterActiveCorp.
(1.7%)

IAC/InterActiveCorp is an interactive commerce company with a multi-brand strategy. The company consists of HSN, Ticketmaster, Evite, Match.com, Entertainment Publications, Citysearch, Precision Response Corporation and LendingTree.

_______________________
*Portfolio is subject to change.
 Company descriptions courtesy of Bloomberg.com.

Mid Cap Value Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2006-
		July 1, 2006	December 31, 2006	December 31, 2006
Class A	Actual	$1,000.00	$1,080.30	$9.23
	Hypothetical**	$1,000.00	$1,016.33	$8.94

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2006) of 1.76%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

Mid Cap Value Fund Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in Mid Cap Value Fund made at its inception with a similar investment in Russell Midcap Index.

Van Eck Mid Cap Value Fund (Class A)
vs. Russell Midcap Index
Average Annual Total Return 12/31/06	1 Year	Since Inception[1]
Mid Cap Value Fund-A (w/o sales charge)	11.71%	7.11%
Mid Cap Value Fund-A (with sales charge)[2]	5.28%	5.85%
Russell Midcap Index	15.26%	12.88%

1 Inception date for the Van Eck Mid Cap Value Fund was 1/1/02. Index returns are calculated as of nearest month end (12/31/01).

2 The maximum sales charge is 5.75%.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1-800-826-2333 or by visiting www.vaneck. com.

Effective June 1, 2003, New York Life Investment Management LLC (NYLIM) became investment sub-adviser to the Fund. Prior to January 1, 2002 (“inception date”), the Fund operated under a different name with a different investment sub-adviser.

The indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion.

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Emerging Markets Fund
Schedule of Investments
December 31, 2006

Number
of Shares		Value

COMMON STOCKS: 89.6%

Argentina: 2.1%
48,000	Inversiones y Representaciones
	S.A. (GDR) †	$811,680
10,500	Tenaris S.A. (ADR)	523,845
		1,335,525
Brazil: 5.2%
142,253	Investimentos Itau S.A.	727,078
25,000	Petroleo Brasileiro S.A. (ADR)	2,574,750
		3,301,828
China: 2.4%
624,000	Harbin Power Equipment #	713,706
2,477,000	Norstar Founders Group Ltd. #	825,617
		1,539,323
Hong Kong: 10.8%
495,000	Chen Hsong Holdings Ltd. #	305,960
747,000	CNOOC Ltd. #	708,185
295,000	Hopewell Holdings #	1,032,673
285,000	Kingboard Chemical Holdings Ltd. #	1,119,141
401,000	Lifestyle International Holdings Ltd. #	1,028,684
2,897,000	PYI Corp. #	1,081,687
750,000	Singamas Container Holdings Ltd. #	341,220
1,500,000	Tian An China Investment † #	1,219,178
		6,836,728
India: 7.9%
52,000	Automotive Axles Ltd. #	759,189
50,000	Goetze India Ltd. † #	483,168
79,000	Hirco PLC (GBP) †	665,133
75,000	Jain Irrigation Systems Ltd. #	649,344
50,000	Tata Tea Ltd. #	812,874
540,000	Triveni Engineering & Industries Ltd. #	676,597
470,000	Welspun-Gujarat Stahl Ltd. #	982,652
		5,028,957
Indonesia: 2.4%
1,763,000	Berlian Laju Tanker Tbk PT #	340,332
4,250,000	Mitra Adiperkasa Tbk PT #	429,579
550,000	Perusahaan Gas Negara PT #	712,915
		1,482,826
Kazakhstan: 0.1%
3,600	Kazkommertsbank (GDR)† # R	83,160
Malaysia: 4.0%
465,000	CB Industrial Product Holding #	565,896
1,415,000	Dreamgate Corp. BHD #	517,305
300,000	Green Packet BHD #	383,979
434,350	KNM Group BHD #	1,081,749
		2,548,929
Number
of Shares		Value

Mexico: 4.1%
18,000	America Movil S.A. de C.V. (ADR)	$813,960
5,300	Fomento Economico Mexico S.A. (ADR)	613,528
385,000	Promotora Ambiental S.A. de C.V. †	641,488
150,000	Urbi Desarrollos Urbanos S.A. de C.V. †	541,516
		2,610,492
Panama: 1.4%
18,800	Copa Holdings S.A. (ADR)	875,328
Poland: 0.3%
38,000	Multimedia Polska S.A. †	160,597
Russia: 5.5%
18,000	LUKOIL ( ADR)	1,583,100
17,500	OAO Gazprom (ADR) #	799,235
74,000	TNK-BP Holding (USD)	192,030
3,000	Vismpo-Avisma Corp. (USD) #	879,898
		3,454,263
Singapore: 2.9%
705,000	Datacraft Asia Ltd. (USD) † #	807,394
775,000	Goodpack Ltd. #	777,522
81,250	Goodpack Ltd. Warrants
	(SGD 1.00, expiring 4/13/07) †	25,958
277,000	Midas Holdings Ltd. #	233,903
		1,844,777
South Africa: 7.0%
54,000	Bidvest Group Ltd. #	1,026,079
329,600	FirstRand Ltd. #	1,039,976
40,000	Naspers Ltd. #	948,167
100,000	Spar Group Ltd. #	615,376
46,310	Sun International Ltd. #	784,454
		4,414,052
South Korea: 16.4%
34,650	Core Logic, Inc. #	1,149,714
83,160	Hyunjin Materials Co. Ltd. †	1,627,432
20,000	Kookmin Bank #	1,608,040
20,000	LS Industrial Systems Co. Ltd. #	695,004
2,076	Samsung Electronics Co. Ltd. #	1,361,874
66,000	SFA Engineering Corp. #	2,186,341
31,980	Taewoong Co. Ltd. #	1,104,431
115,000	Won Ik Quartz Corp. #	644,927
		10,377,763
Taiwan: 11.3%
306,723	Advantech Co. Ltd. #	1,100,255
275,000	Awea Mechantronic Co. Ltd. #	588,231
71,248	Catcher Technology Co. Ltd. #	693,753
63,000	ChipMOS TECHNOLOGIES Bermuda Ltd. †	427,770
1,657,500	Formosa Taffeta Co. Ltd. #	1,251,950
527,822	Gemtek Technology Corp. #	1,144,964
168,000	Hola Home Furnishings Co. Ltd. #	140,236
125,000	Holtek Semiconductor #	242,064
38,955	Novatek Microelectronics Corp. Ltd. #	175,460
100,000	Powertech Technology #	415,696
762,750	ZyXEL Communications Corp. #	949,873
		7,130,252

See Notes to Financial Statements

Emerging Markets Fund
Schedule of Investments
December 31, 2006

Number
of Shares		Value

Thailand: 2.5%
84,300	Banpu PCL #	$440,643
1,878,240	Minor International PCL	630,495
387,824	Minor International PCL Warrants
	(THB 6.00, expiring 3/29/08) †	62,358
871,000	TMB Bank PCL † #	453,954
		1,587,450
Turkey: 2.5%
375,000	Asya Katilim Bankasi AS † #	1,470,763
40,400	Usas Ucak Servisi #	131,163
		1,601,926
Ukraine: 0.8%
38,000	XXI Century Investments Public Ltd † #	531,752
Total Common Stocks
(Cost: $38,971,423)		56,745,928

PREFERRED STOCKS: 4.3%

Brazil: 4.3%
53,494	Cia Vale do Rio Doce	1,354,564
145,000	Randon Participacoes S.A.	651,533
64,100	Saraiva S.A. Livreiros Editores	717,056

Total Preferred Stocks
(Cost: $1,390,682)		2,723,153
	Principal
	Amount
REPURCHASE AGREEMENT: 4.5%
State Street Bank & Trust Co.
4.30% (dated 12/29/06, due 1/2/07,
repurchase price $2,842,357,
collateralized by $2,920,000
Federal Home Loan Bank, 4.375%,
due 09/17/10 with a value of
$2,901,212)
(Cost: $2,841,000)	$ 2,841,000	$2,841,000
Total Investments: 98.4%
(Cost: $43,203,105)		62,310,081
Other assets less liabilities: 1.6%		995,410
NET ASSETS: 100.0%		$63,305,491

Glossary:
ADR - American Depositary Receipt
GBP - British Pound
GDR - Global Depositary Receipt
SGD - Singapore Dollar
THB - Thai Baht
USD - United States Dollar

†	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $43,247,880, which represented 68.3% of net assets.
R	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, this security is considered liquid, unless otherwise noted, and the market value amounted to $83,160, or 0.1% of net assets.
Restricted security held by the Fund is as follows:
	Acquisition	Acquisition
Security	Date	Cost
Kazkommertsbank (GDR)	11/3/06	$66,000

Summary of Investments	% of
by Sector (unaudited)	Net Assets	Value
Basic Materials	5.1%	$3,231,453
Communications	9.4	5,925,990
Consumer, Cyclical	14.4	9,112,574
Consumer, Non-cyclical	3.2	2,041,778
Diversified	3.8	2,429,754
Energy	9.9	6,297,943
Financial	14.1	8,916,309
Industrial	27.0	17,077,246
Technology	5.9	3,723,119
Utilities	1.1	712,915
Total Foreign Common
and Preferred Stocks	93.9	59,469,081
Repurchase Agreement	4.5	2,841,000
Other assets less liabilities	1.6	995,410
	100.0%	$63,305,491

See Notes to Financial Statements

Global Hard Assets Fund
Schedule of Investments
December 31, 2006

Number
of Shares		Value

COMMON STOCKS: 91.8%

Argentina: 0.4%
318,000	Trefoil Ltd. (NOK) †	$2,346,035
Australia: 7.0%
26,846	BHP Billiton Ltd. #	533,945
587,462	BHP Billiton PLC (GBP) #	10,758,270
1,433,000	Iluka Resources Ltd. * #	7,500,507
4,677,000	Lihir Gold Ltd. † #	11,511,002
329,215	Newcrest Mining Ltd. #	6,818,190
		37,121,914
Brazil: 2.4%
278,800	Cia Vale do Rio Doce (ADR)	8,291,512
43,500	Petroleo Brasileiro S.A. (ADR)	4,480,065
		12,771,577
Canada: 18.6%
396,000	Agnico-Eagle Mines Ltd. (USD)	16,331,040
20,000	Agnico-Eagle Mines Ltd. (USD) Warrants
	($19.00, expiring 11/07/07) †	467,800
245,000	Barrick Gold Corp.	7,521,500
205,000	Bema Gold Corp. †	1,072,332
123,700	Bema Gold Corp. † R	647,061
707,700	Brazilian Resources, Inc. † #	110,147
30,000	FNX Mining Co., Inc. †	470,008
746,811	Goldcorp, Inc.	21,239,305
467,000	Killam Properties, Inc. † R	1,013,172
758,700	Kinross Gold Corp. (USD) †	9,013,356
575,000	Miramar Mining Corp. †	2,618,231
360,000	Northern Orion Resources, Inc. † R	1,308,922
301,500	Northern Orion Resources, Inc. Warrants
	(CAD 2.00, expiring 5/29/08) † R	633,431
58,800	Penn West Energy Trust	1,793,522
52,200	Petro-Canada (USD)	2,142,288
149,600	Petrolifera Petroleum Ltd. †	2,264,237
382,050	Petrolifera Petroleum Ltd. † R	5,782,432
148,500	Petrolifera Petroleum Ltd. Warrants
	(CAD 3.00, expiring 5/8/07) † R	1,873,202
222,000	Silver Wheaton Corp. * †	2,326,322
11,400	Suncor Energy, Inc.	897,317
42,600	Suncor Energy, Inc. (USD)	3,361,566
259,300	SXR Uranium One, Inc. † R	3,557,690
516,000	Talisman Energy, Inc.	8,761,137
58,500	Talisman Energy, Inc. (USD)	993,915
123,600	Timberwest Forest Corp.	1,597,266
59,000	Timberwest Forest Corp. R	762,449
		98,559,648
Hong: Kong: 0.1%
44,400	Sun Hung Kai Properties Ltd. #	508,562
Indonesia: 0.0%
100,000	Medco Energi Internasional Tbk PT #	39,512
Netherlands: 2.0%
251,500	Mittal Steel Co. N.V. (USD) *	10,608,270
Norway: 1.8%
562,500	SeaDrill Ltd. † #	9,439,577

Number
of Shares		Value

South Africa: 0.2%
45,000	Gold Fields Ltd. #	$845,460
United Kingdom: 5.3%
530,000	Randgold Resources Ltd. (ADR) †	12,433,800
309,333	Xstrata PLC #	15,392,424
		27,826,224
United States: 54.0%
51,200	Agrium, Inc.	1,612,288
794,800	AK Steel Holding Corp. †	13,432,120
558,200	Alpha Natural Resources, Inc. †	7,943,186
44,300	American Commercial Lines, Inc. † *	2,902,093
103,700	Anadarko Petroleum Corp	4,513,024
47,800	Apache Corp.	3,179,178
141,000	Arch Coal, Inc.	4,234,230
281,800	Archer-Daniels-Midland Co.	9,006,328
108,000	Ashland, Inc.	7,471,440
108,700	Aventine Renewable Energy
	Holdings, Inc. † R	2,560,972
103,300	Baker Hughes, Inc.	7,712,378
438,300	Bois d’ Arc Energy, Inc. †	6,412,329
75,300	Bunge Ltd.	5,460,003
243,100	Celanese Corp.	6,291,428
196,200	CF Industries Holdings, Inc.	5,030,568
28,400	Chevron Corp.	2,088,252
110,400	Complete Production Services, Inc. †*	2,340,480
292,000	Consol Energy, Inc.	9,381,960
359,900	Delta Petroleum Corp. † ‡ *	8,335,284
369,000	Ellora Oil & Gas, Inc. † # R	4,111,509
58,100	Exxon Mobil Corp.	4,452,203
155,100	FMC Technologies, Inc. †	9,558,813
190,000	Foundation Coal Holdings, Inc.	6,034,400
186,900	GlobalSantaFe Corp.	10,985,982
306,400	Halliburton Co.	9,513,720
51,500	Kaiser Aluminum Corp. †	2,882,970
197,250	KGEN Power Corp. † # R	2,817,420
110,400	McDermott International, Inc. †*	5,614,944
194,300	Mercer International, Inc. †*	2,306,341
80,958	National Oilwell Varco, Inc. †	4,953,010
247,000	Newfield Exploration Co. †	11,349,650
108,500	NRG Energy, Inc. †	6,077,085
28,600	Oil States International, Inc. †	921,778
376,900	Range Resources Corp.	10,349,674
114,800	Schlumberger Ltd.	7,250,768
450,900	Southwestern Energy Co. †	15,804,045
143,500	Sunoco, Inc.	8,948,660
85,600	Terra Industries, Inc. † *	1,025,488
104,900	Teton Energy Corp. †	523,451
220,000	Transocean, Inc. †	17,795,800
392,000	Valero Energy Corp.	20,054,720
262,200	XTO Energy, Inc.	12,336,510
		285,576,482
Total Common Stocks
(Cost: $363,182,232)		485,643,261

See Notes to Financial Statements

Global Hard Assets Fund
Schedule of Investments
December 31, 2006

Number
of Shares			Value

EXCHANGE TRADED FUND: 0.8%
United States: 0.8%
222,000	PowerShares Global Water
	Portfolio ETF		$4,091,460
(Cost: $3,988,756)
		Principal
		Amount

REPURCHASE AGREEMENT: 8.1%
State Street Bank & Trust Co.
4.30% (dated 12/29/06, due
1/2/07, repurchase price
$42,849,463, collateralized
by $44,000,000 Federal Home
Loan Bank, 4.375%, due 9/17/10
with a value of $43,687,424)
(Cost: $42,829,000)		$42,829,000	42,829,000

Total Investments Before Collateral
for Securities Loaned: 100.7%
(Cost: $409,999,988)			532,563,721

Glossary:
ADR - American Depositary Receipt
CAD - Canadian Dollar
GBP - British Pound
NOK - Norwegian Krone
USD - United States Dollar

†	Non-income producing
‡	Collateral for call option
*	Security fully or partially on loan. Total market value of securities on loan is $14,766,445.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $70,386,525, which represented 13.3% of net assets.
R	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities are considered liquid, unless otherwise noted, and the market value amounted to $25,068,260 or 4.7% of net assets.

			Number
			of Shares	Value

Short-Term Investment Held As
Collateral For Securities Loaned: 2.9%
State Street Navigator Securities
Lending Prime Portfolio			15,162,418	$15,162,418
(Cost: $15,162,418)
Total Investments: 103.6%
(Cost: $425,162,406)				547,726,139
Other assets less liabilities: (3.6)%				(18,913,339)
NET ASSETS: 100.0%				$528,812,800

	Number
	of Contracts

COVERED OPTIONS WRITTEN: 0.0%
United States: 0.0%
	(42)	Delta Petroleum Corp. Calls
		($35, expiring 1/20/07)†		$(420)
(Premiums Received: $8,274)

Summary of Investments by
Industry Excluding Collateral
for Securities Loaned	% of
(unaudited)	Investments	Value
Agriculture	2.7%	$14,466,331
Basic Industry	1.5	8,233,175
Chemicals	2.0	10,464,688
Energy	51.6	274,549,494
Industrial Metals	14.1	75,370,070
Paper and Forest	0.9	4,666,056
Precious Metals	17.0	90,337,313
Real Estate	0.3	1,521,734
Transportation	1.1	6,034,400
Total Common Stocks	91.2	485,643,261
Exchange Traded Fund	0.8	4,091,460
Repurchase Agreement	8.0	42,829,000

	100.0%	$532,563,721

Restricted securities held by the Fund are as follows:

	Acquisition	Acquisition		% of
Security	Date	Cost	Value	of Net Assets
Aventine Renewable Energy Holdings, Inc.	12/12/05	$1,413,100	$2,560,972	0.5%
Bema Gold Corp.	12/6/02	151,624	647,061	0.1
Ellora Oil & Gas, Inc.	6/30/06	4,428,000	4,111,509	0.8
KGEN Power Corp. † # R	12/19/06	2,761,500	2,817,420	0.5
Killam Properties, Inc.	11/11/03	599,288	1,013,172	0.2
Northern Orion Resources, Inc.	5/16/03	343,486	1,308,922	0.2
Northern Orion Resources, Inc. Warrants (a)	5/16/03	—	633,431	0.1
Petrolifera Petroleum Ltd.	3/7/05	507,487	5,782,432	1.1
Petrolifera Petroleum Ltd. Warrants (a)	11/2/05	—	1,873,202	0.4
SXR Uranium One, Inc.	10/12/06	1,891,619	3,557,690	0.7
Timberwest Forest Corp.	3/5/04	554,606	762,449	0.1
(a) Illiquid security			$25,068,260	4.7%

See Notes to Financial Statements

International Investors Gold Fund
Schedule of Investments
December 31, 2006

Number
of Shares		Value

COMMON STOCKS: 97.2%
Australia: 9.7%
2,865,000	Adamus Resources Ltd. † #	$1,555,645
8,173,788	Lihir Gold Ltd. † #	20,117,275
1,053,685	Newcrest Mining Ltd. #	21,822,289
422,000	Sino Gold Ltd. † #	2,427,087
14,175,000	Tanami Gold NL † #	1,559,539
49,503	Yilgarn Mining Ltd. †	8,987
		47,490,822
Canada: 68.3%
79,590	Agnico-Eagle Mines Ltd.	3,282,153
851,800	Agnico-Eagle Mines Ltd. (USD)	35,128,232
445,000	Aquiline Resources, Inc. †	2,816,190
390,000	Aquiline Resources, Inc. † R	2,468,122
195,000	Aquiline Resources, Inc. Warrants
	(CAD 3.00, expiring 10/11/07) †	732,410
136,500	Aurelian Resources, Inc.†	3,628,607
3,150,000	Aurizon Mines Ltd. †	9,886,378
1,000,000	AXMIN, Inc. † R	848,947
751,638	Barrick Gold Corp. (USD)	23,075,287
632,000	Bear Creek Mining Corp. † R	5,040,175
316,000	Bear Creek Mining Corp. Warrants
	(CAD 4.25, expiring 1/22/07) † R	1,368,435
920,000	Bema Gold Corp. †	4,812,417
920,000	Bema Gold Corp. (USD) †	4,830,000
500,000	Bema Gold Corp. Warrants
	(CAD 1.90, expiring 10/27/07) †	1,895,125
618,800	Brazauro Resources Corp. † #	488,184
234,000	Centerra Gold, Inc. †	2,648,716
1,200,000	Claude Resources, Inc. †	1,769,927
1,100,000	Crystallex International Corp. (USD) †	3,982,000
1,219,100	Cumberland Resources Ltd. †	6,732,413
410,000	Cumberland Resources Ltd. † R	2,264,203
1,800,000	Eldorado Gold Corp. † R	9,739,742
598,900	European Goldfields †	2,485,680
740,000	Full Metal Minerals Ltd. † R	1,370,664
370,000	Full Metal Minerals Ltd. Warrants
	(CAD 3.00, expiring 11/10/08) † # R	97,850
740,000	Gabriel Resources Ltd. †	3,210,908
560,000	Gabriel Resources Ltd. † R	2,429,876
280,000	Gabriel Resources Ltd. Warrants
	(CAD 2.75, expiring 3/31/07) † R	564,250
947,600	Gammon Lake Resources, Inc. †	15,431,054
2,271,000	Glencairn Gold Corp. †	1,090,563
489,000	Goldcorp, Inc.	13,883,969
1,356,207	Goldcorp, Inc. (USD)	38,570,527
17,500	Goldcorp, Inc. Warrants
	(CAD 45.75, expiring 6/9/11) †	253,612
24,000	Golden Star Resources Ltd. † R	70,180
350,000	Great Basin Gold Ltd. † *	585,259
300,000	Great Basin Gold Ltd. † R	501,651
180,000	Greystar Resources Ltd. †	1,464,820
533,300	High River Gold Mines Ltd. †	983,231
1,388,200	Iamgold Corp.	12,285,061
550,000	Ivanhoe Mines Ltd. † *	5,423,831
1,870,000	Jinshan Gold Mines, Inc. † R	2,453,458
935,000	Jinshan Gold Mines, Inc. Warrants
	(CAD 1.45, expiring 3/1/08) † # R	223,457

Number
of Shares		Value

955,005	Kinross Gold Corp. †	$11,317,729
1,004,490	Kinross Gold Corp. (USD) †	11,933,341
565,660	Meridian Gold, Inc. †	15,730,698
50,000	Minefinders Corp. † *	445,483
450,000	Minefinders Corp. † R	4,009,347
1,517,300	Miramar Mining Corp. †	6,908,942
400,000	Miramar Mining Corp. † R	1,821,378
245,000	New Gold, Inc. †	1,823,608
572,000	Northern Orion Resources, Inc. † R	2,079,732
536,000	Northern Orion Resources, Inc. Warrants
	(CAD 2.00, expiring 5/29/08) † R	1,126,099
936,666	Northgate Minerals Corp. † *	3,277,107
500,000	Northgate Minerals Corp. † R	1,749,345
2,585,000	Orezone Resources, Inc. †	3,657,548
686,600	Osisko Exploration Ltd. † *	6,517,740
226,759	PAN American Silver Corp. †	5,716,859
96,150	PAN American Silver Corp. Warrants
	(CAD 12.00, expiring 2/20/08) †	1,479,992
22,230	PAN American Silver Corp. Warrants
	(CAD 12.00, expiring 2/20/08) † R	342,176
530,000	Platinum Group Metals Ltd. † R	1,077,134
265,000	Platinum Group Metals Ltd. Warrants
	(CAD 2.10, expiring 3/31/07) † # R	72,468
514,500	Premier Gold Mines Ltd. †	608,849
555,555	Red Back Mining, Inc. †	1,691,223
708,000	Silver Wheaton Corp. † *	7,419,080
1,257,500	Silver Wheaton Corp. Warrants
	(CAD 4.00, expiring 8/05/09) †	1,865,519
620,000	Silvercorp Metals, Inc. † *	9,118,038
453,900	Western Goldfields, Inc. † *	1,086,183
735,000	Wolfden Resources, Inc. †	1,922,351
		335,615,533
Peru: 1.1%
202,000	Cia de Minas Buenaventura S.A.
	(Series B)(ADR) *	5,668,120
South Africa: 5.9%
100,000	AngloGold Ashanti Ltd. (ADR) *	4,709,000
40,000	Anglo Platinum Ltd. #	4,876,161
168,000	First Uranium Corp. † R	1,169,798
915,162	Gold Fields Ltd. (ADR) *	17,278,259
202,500	Platmin Ltd. (CAD) † R	998,478
		29,031,696
United Kingdom: 7.3%
850,000	Cluff Gold Ltd. † #	1,249,203
142,000	Lonmin Plc #	8,339,198
1,125,000	Randgold Resources Ltd. (ADR) † *	26,392,500
		35,980,901
United States: 4.9%
6,640,000	Capital Gold Corp. † A	2,656,000
1,660,000	Capital Gold Corp. Warrants
	(USD 0.30, expiring 8/31/07) † # A R	166,000
287,400	Hecla Mining Co. † *	2,201,484
30,000	Metallica Resources, Inc. †	118,800
1,610,000	Metallica Resources, Inc. (CAD) †	6,350,813

See Notes to Financial Statements

International Investors Gold Fund
Schedule of Investments
December 31, 2006

Number
of Shares			Value

United States (continued)
255,000	Metallica Resources, Inc. Warrants
	(CAD 3.10, expiring 12/11/08) † R		$411,096
180,000	Newmont Mining Corp.		8,127,000
109,100	Royal Gold, Inc. *		3,925,418
			23,956,611
Total Common Stocks
(Cost: $188,153,629)			477,743,683
		Principal
		Amount

CORPORATE NOTES: 1.0%
Canada: 1.0%
Eurasia Holdings AG Convertible
Note 7.00%, 9/14/09 # R		CAD 3,280,000	5,117,748
(Cost: $2,959,754)
Repurchase Agreement: 1.5%
State Street Bank & Trust Co.
4.30% (dated 12/29/06, due 1/2/07,
repurchase price $7,220,448,
collateralized by $7,415,000 Federal
Home Loan Bank, 4.375%, due 9/17/10
with a value of $7,362,324)
(Cost $7,217,000)		$7,217,000	7,217,000
Total Investments Before Collateral
for Securities Loaned: 99.7%
(Cost: $198,330,383)			490,078,431

	Number
	of Shares	Value

Short-Term Investment Held As
Collateral For Securities Loaned: 10.0%
State Street Navigator Securities
Lending Prime Portfolio	49,174,945	$49,174,945
(Cost: $49,174,945)
Total Investments: 109.7%
(Cost: $247,505,328)		539,253,376
Other assets less liabilities: (9.7)%		(47,752,408)
NET ASSETS: 100.0%		$491,500,968

Glossary:
ADR - American Depositary Receipt
CAD - Canadian Dollar
USD - United States Dollar

†	Non-income producing
*	Security fully or partially on loan. Total market value of securities on loan is $47,631,559.
#	Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $68,112,104, which represented 13.9% of net assets.

A	Affiliated Company—The Fund owns more than 5% of the outstanding voting securities of the company (such are defined as “affiliated companies” in the Investment Company Act of 1940).

	Shares	Ending
Security	Acquired	Shares	Value
Capital Gold Corp.	6,640,000	6,640,000	$2,656,000
Capital Gold Corp.
Warrants	1,660,000	1,660,000	166,000

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities are considered liquid, unless otherwise noted, and the market value amounted to $49,581,809, or 10.1% of net assets.

See Notes to Financial Statements

International Investors Gold Fund
Schedule of Investments
December 31, 2006

Restricted securities held by the Fund are as follows:

	Acquisition	Acquisition		% of
Security	Date	Cost	Value	Net Assets
Aquiline Resources, Inc.	9/27/05	529,932	$2,468,122	0.5%
AXMIN, Inc.	11/16/01	157,230	848,947	0.2
Bear Creek Mining Corp.	8/15/05	1,716,196	5,040,175	1.0
Bear Creek Mining Corp. Warrants (a)	8/15/05	—	1,368,435	0.3
Capital Gold Corp. Warrants (a)	2/17/06	—	166,000	0.0
Cumberland Resources Ltd.	11/3/06	1,953,656	2,264,203	0.5
Eldorado Gold Corp.	2/5/02	475,113	9,739,742	2.0
Eurasia Holdings	8/29/06	2,959,754	5,117,748	1.0
First Uranium Corp	12/13/06	1,016,518	1,169,798	0.2
Full Metal Minerals Ltd	10/24/06	1,511,524	1,370,664	0.3
Full Metal Minerals Ltd Warrants (a)	10/24/06	—	97,850	0.0
Gabriel Resources Ltd.	3/17/05	930,608	2,429,876	0.5
Gabriel Resources Ltd. Warrants (a)	3/17/05	—	564,250	0.1
Golden Star Resources Ltd.	7/18/02	29,780	70,180	0.0
Great Basin Gold Ltd.	5/28/02	293,351	501,651	0.1
Jinshan Gold Mines, Inc.	8/25/06	2,021,657	2,453,458	0.5
Jinshan Gold Mines, Inc. Warrants (a)	8/25/06	—	223,457	0.1
Metallica Resources, Inc. Warrants (a)	2/13/04	—	411,096	0.1
Minefinders Corp.	3/20/02	652,586	4,009,347	0.8
Miramar Mining Corp.	7/31/00	345,129	1,821,378	0.4
Northern Orion Resources, Inc.	5/16/03	545,761	2,079,732	0.4
Northern Orion Resources, Inc. Warrants (a)	5/16/03	—	1,126,099	0.2
Northgate Minerals Corp.	10/16/02	349,920	1,749,345	0.4
PAN American Silver Corp. Warrants (a)	2/7/02	32,187	342,176	0.1
Platinum Group Metals Ltd.	6/30/06	857,169	1,077,134	0.2
Platinum Group Metals Ltd. Warrants (a)	6/30/06	—	72,468	0.0
Platmin Ltd.	7/28/06	715,676	998,478	0.2
(a) Illiquid security			$49,581,809	10.1%

Summary of Investments by
Industry Excluding Collateral	% of
for Securities Loaned (unaudited)	Investments	Value
Gold	88.4%	$433,232,749
Silver	5.3	25,941,664
Platinum	3.1	15,363,439
Copper	0.7	3,205,831
Total Common Stocks	97.5	477,743,683
Corporate Note	1.0	5,117,748
Repurchase Agreement	1.5	7,217,000
	100.0%	$490,078,431

See Notes to Financial Statements

Van Eck Funds
Statements of Assets and Liabilities
December 31, 2006

	Emerging	Global Hard	International Investors
	Markets Fund	Assets Fund	Gold Fund
Assets:
Investments in non-affiliates, at value
(Cost $43,203,105; $409,999,988; $196,670,383)	$62,310,081	$532,563,721	$487,256,431
Investment in affiliate, at value (Cost $0; $0; $1,660,000)	—	—	2,822,000
Short-term investments held as collateral for securities loaned
(Cost $0; $15,162,418; $49,174,945)	—	15,162,418	49,174,945
Cash	—	5,041	464,899
Foreign currency (Cost $1,836,706, $0, and $0)	1,830,678	—	—
Receivables:
Investments sold.	—	—	7,681,569
Shares of beneficial interest sold	1,566,176	8,059,393	5,237,573
Dividends and interest	85,852	282,524	137,714
Prepaid expenses.	35,173	590,473	213,492
Total assets	65,827,960	556,663,570	552,988,623
Liabilities:
Payables:
Investments purchased.	113,964	—	428,760
Written options, at value (premiums received $0, $8,274, and $0)	—	420	—
Shares of beneficial interest redeemed	139,739	1,070,539	927,649
Collateral for securities loaned	—	15,162,418	49,174,945
Due to Adviser	50,859	451,917	420,235
Due to Distributor	32,003	400,232	168,832
Dividends payable	1,974,114	10,571,506	10,166,163
Accrued expenses	211,790	193,738	201,071
Total liabilities	2,522,469	27,850,770	61,487,655
NET ASSETS	$63,305,491	$528,812,800	$491,500,968

Class A Shares:

Net Assets	$51,085,967	$378,879,370	$457,586,768

Shares of beneficial interest outstanding	3,848,906	9,953,285	28,605,319

Net asset value and redemption price per share	$13.27	$38.07	$16.00

Maximum offering price per share (Net asset value ÷ 94.25%)	$14.08	$40.39	$16.98

Class C Shares:
Net Assets	$12,219,524	$146,671,377	$33,902,469

Shares of beneficial interest outstanding	936,384	4,056,277	2,172,444
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the
first year of ownership)	$13.05	$36.16	$15.61

Class I Shares:
Net Assets		$3,262,053	$11,731

Shares of beneficial interest outstanding		85,424	729

Net asset value, offering and redemption price per share		$38.19	$16.09
Net Assets consist of:
Aggregate paid in capital	$45,408,925	$394,989,469	$221,210,391
Unrealized appreciation of investments, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in
foreign currencies	18,972,917	122,570,084	291,709,576
Accumulated net investment loss.	(93,684)	(168,563)	(20,145,238)
Undistributed/accumulated net realized gain (loss) on investments and foreign
currency transactions	(982,667)	11,421,810	(1,273,761)
	$63,305,491	$528,812,800	$491,500,968

See Notes to Financial Statements

Van Eck Funds
Statements of Operations
Year Ended December 31, 2006

	Emerging	Global Hard	International Investors
	Markets Fund	Assets Fund	Gold Fund
Income:
Dividends — unaffiliated issuers	$1,130,371	$5,396,558	$949,312
Interest	62,677	1,436,268	1,024,072
Securities lending income	—	9,038	22,292
Foreign taxes withheld	(121,695)	(247,993)	(55,700)
Total income	1,071,353	6,593,871	1,939,976
Expenses:
Management fees.	399,121	4,555,640	3,077,542
Distribution fees - Class A	145,030	1,074,834	970,527
Distribution fees - Class C (net of reimbursements of $12,326, $121,193
and $34,263)	79,315	1,090,481	186,894
Transfer agent fees - Class A	91,298	342,844	559,931
Transfer agent fees - Class C	23,569	177,435	29,244
Transfer agent fees - Class I.	—	291	47
Administration fees.	133,040	—	1,025,894
Custodian fees	107,612	74,887	81,369
Professional fees	9,581	211,870	162,558
Registration fees - Class A	22,354	32,050	19,628
Registration fees - Class C.	22,424	28,227	19,008
Registration fees - Class I	—	352	82
Insurance	16,396	124,993	116,980
Reports to shareholders	33,118	205,839	185,055
Trustees’ fees and expenses	22,093	106,617	87,297
Interest expense	124	954	1,794
Other.	4,465	29,418	26,280
Total expenses	1,109,540	8,056,732	6,550,130
Expenses assumed by the Adviser	(1,442)	(336,887)	(185)
Net expenses	1,108,098	7,719,845	6,549,945
Net investment loss	(36,745)	(1,125,974)	(4,609,969)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold — unaffiliated issuers	7,975,315	49,759,672	30,038,622
Net realized gain (loss) from forward foreign currency contracts
and foreign currency transactions	(104,685)	(124,095)	27,282
Net change in unrealized appreciation (depreciation) of investments	9,391,111	31,304,728	117,377,635
Net change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and foreign denominated
assets and liabilities	(15,320)	(1,999)	(35,049)
Net realized and unrealized gain on investments.	17,246,421	80,938,306	147,408,490
Net Increase in Net Assets Resulting from Operations	$17,209,676	$79,812,332	$142,798,521

See Notes to Financial Statements

Van Eck Funds
Statements of Changes in Net Assets

	Emerging Markets Fund		Global Hard Assets Fund
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(36,745)	$154,205	$(1,125,974)	$(1,061,793)
Net realized gain from unaffiliated investments, forward foreign
currency contracts and foreign currency transactions	7,870,629	7,232,454	49,635,577	22,767,736
Net change in unrealized appreciation (depreciation) of
investments, forward foreign currency contracts,
foreign currency transactions and foreign denominated
assets and liabilities	9,375,792	2,345,641	31,302,729	62,845,598
Net increase in net assets resulting from operations	17,209,676	9,732,300	79,812,332	84,551,541

Dividends and distributions to shareholders:
Dividends from net investment income
Class A Shares	—	(148,727)	—	—
Class C Shares	—	(5,970)	—	—
Class I Shares	—	—	—	—
	—	(154,697)	—	—
Distributions from net realized capital gains
Class A Shares	(6,747,746)	(4,825,896)	(25,912,591)	—
Class C Shares	(1,621,727)	(834,878)	(10,476,536)	—
Class I Shares	—	—	(220,251)	—
	(8,369,473)	(5,660,774)	(36,609,378)	—
Total dividends and distributions	(8,369,473)	(5,815,471)	(36,609,378)	—

Share transactions:
Proceeds from sales of shares
Class A Shares	15,304,333	4,637,999	189,951,248	113,586,118
Class C Shares	5,419,570	3,516,288	85,560,549	41,154,702
Class I Shares	—	—	3,713,103	—
	20,723,903	8,154,287	279,224,900	154,740,820
Reinvestment of dividends and distributions
Class A Shares	5,257,515	4,031,655	19,210,281	—
Class C Shares	1,137,844	601,870	6,607,343	—
Class I Shares	—	—	220,248	—
	6,395,359	4,633,525	26,037,872	—
Cost of shares redeemed
Class A Shares	(13,381,438)	(6,364,595)	(97,954,639)	(30,084,911)
Class C Shares	(1,919,714)	(720,765)	(31,502,358)	(10,584,670)
Class I Shares	—	—	(502,621)	—
	(15,301,152)	(7,085,360)	(129,959,618)	(40,669,581)
Increase (decrease) in net assets resulting from capital
share transactions	11,818,110	5,702,452	175,303,154	114,071,239
Total increase in net assets	20,658,313	9,619,281	218,506,108	198,622,780

Net Assets:
Beginning of year	42,647,178	33,027,897	310,306,692	111,683,912
End of year*	$63,305,491	$42,647,178	$528,812,800	$310,306,692
*Including accumulated net investment loss	$(93,684)	$(36,436)	$(168,563)	$(152,813)

See Notes to Financial Statements

International Investors Gold Fund
Year Ended December 31,
2006	2005

$(4,609,969)	$(3,216,517)

30,065,904	40,261,530

117,342,586	47,444,864
142,798,521	84,489,877

(10,845,438)	(449,085)
(815,769)	(16,006)
(273)	—
(11,661,480)	(465,091)

(39,508,380)	(19,533,756)
(2,971,729)	(697,466)
(995)	—
(42,481,104)	(20,231,222)
(54,142,584)	(20,696,313)

115,103,165	18,839,024
23,273,883	2,198,642
10,060	—
138,387,108	21,037,666

41,274,164	16,723,589
2,700,992	505,877
1,264	—
43,976,420	17,229,466

(79,499,707)	(57,742,763)
(5,398,917)	(1,723,613)
—	—
(84,898,624)	(59,466,376)

97,464,904	(21,199,244)
186,120,841	42,594,320

305,380,127	262,785,807
$491,500,968	$305,380,127
$(20,145,238)	$(3,734,639)

See Notes to Financial Statements

Van Eck Funds—Emerging Markets Fund

Financial Highlights
For a share outstanding throughout each period:

	Class A					Class C
									For the Period
									October 3,
	Year Ended December 31,					Year Ended December 31,			2003* through
	2006	2005	2004	2003	2002	2006	2005	2004	December 31, 2003
Net Asset Value, Beginning of Period	$10.98	$9.78	$8.49	$4.85	$6.47	$10.90	$9.69	$8.50	$7.44
Income from Investment Operations:
Net Investment Income (Loss)	0.01	0.05	0.01	0.05	(0.02)	(0.07)	0.05	(0.04)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.27	2.85	1.67	3.59	(1.60)	4.21	2.83	1.62	1.05
Total from Investment Operations	4.28	2.90	1.68	3.64	(1.62)	4.14	2.88	1.58	1.06
Less:
Dividends from Net Investment Income	—	(0.05)	—	—	—	—	(0.02)	—	—
Distributions from Net Realized Capital Gains	(1.99)	(1.65)	(0.39)	—	—	(1.99)	(1.65)	(0.39)	—
Total Dividends and Distributions	(1.99)	(1.70)	(0.39)	—	—	(1.99)	(1.67)	(0.39)	—
Net Asset Value, End of Period	$13.27	$10.98	$9.78	$8.49	$4.85	$13.05	$10.90	$9.69	$8.50
Total Return (a)	38.98%	29.77%	19.79%	75.05%	(25.04)%	37.98%	29.77%	18.59%	14.25%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$51,086	$36,381	$30,461	$28,956	$9,578	$12,220	$6,266	$2,567	$2,665
Ratio of Gross Expenses to Average Net Assets	1.96%	2.26%	2.63%	3.08%	2.91%	2.74%	3.62%	3.80%	2.76	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.95%	2.11%	2.21%	2.00%	2.00%	2.72%	2.16%	2.75%	2.50	%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.06%	0.46%	0.15%	0.71%	(0.30)%	(0.70)%	0.19%	(0.38)%	0.67	%(d)
Portfolio Turnover Rate	73%	101%	121%	128%	120%	73%	101%	121%	128%

_____
(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.

(b)

Excluding interest expense, the ratios would be 2.10% and 2.19% for Class A Shares for the years ending December 31, 2005 and 2004, respectively and 2.15% for Class C Shares for the year ending December 31, 2005. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.

(c)	Amount represents less than $0.005 per share.
(d)	Annualized.
*	Inception date of Class C Shares.

See Notes to Financial Statements

Van Eck Funds—Global Hard Assets Fund

Financial Highlights
For a share outstanding throughout each period:

	Class A					Class C					Class I
											For the Period
											May 2, 2006*
	Year Ended December 31,					Year Ended December 31,					through
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002	December 31, 2006
Net Asset Value, Beginning of Period	$33.24	$22.35	$18.19	$12.77	$11.96	$31.90	$21.57	$17.66	$12.55	$11.87	$40.74
Income from Investment Operations:
Net Investment Income (Loss)	(0.02)	(0.11)	(0.02)	(0.08)	(0.05)	(0.22)	(0.12)	(0.10)	(0.05)	(0.19)	0.06
Net Realized and Unrealized Gain (Loss) on Investments	7.62	11.00	4.18	5.50	0.86	7.25	10.45	4.01	5.16	0.87	0.16
Total from Investment Operations	7.60	10.89	4.16	5.42	0.81	7.03	10.33	3.91	5.11	0.68	0.22
Less:
Distributions from Net Realized Capital Gains	(2.77)	—	—	—	—	(2.77)	—	—	—	—	(2.77)
Total Distributions	(2.77)	—	—	—	—	(2.77)	—	—	—	—	(2.77)
Net Asset Value, End of Period	$38.07	$33.24	$22.35	$18.19	$12.77	$36.16	$31.90	$21.57	$17.66	$12.55	$38,19
Total Return (a)	22.86%	48.72%	22.87%	42.44%	6.77%	22.04%	47.94%	22.14%	40.72%	5.73%	0.54%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$378,879	$233,685	$84,872	$64,661	$39,106	$146,671	$76,621	$26,812	$11,490	$2,202	$3,262
Ratio of Gross Expenses to Average Net Assets	1.61%	1.88%	2.08%	2.43%	2.64%	2.24%	2.08%	2.50%	3.76%	3.72%	1.25	%(c)
Ratio of Net Expenses to Average Net Assets (b)	1.50%	1.56%	1.85%	2.43%	2.64%	2.23%	2.07%	2.44%	3.76%	3.72%	0.95	%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.05)%	(0.42)%	(0.12)%	(0.68)%	(0.31)%	(0.78)%	(0.89)%	(0.71)%	(0.75)%	(1.36)%	0.58	%(c)
Portfolio Turnover Rate	71%	51%	54%	40%	177%	71%	51%	54%	40%	177%	71%

____________
(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.

(b)

Excluding interest expense, the ratio of net expenses to average net assets would be 2.61% for Class A Shares for the year ending December 31, 2002 and 3.70% for Class C Shares for the year ending December 31, 2002. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.

(c)	Annualized.
*	Inception date of Class I Shares.

See Notes to Financial Statements

Van Eck Funds—International Investors Gold Fund

Financial Highlights
For a share outstanding throughout each period:

	Class A					Class C					Class I
									For the Period		For the Period
									October 3,		October 2,
	Year Ended December 31,					Year Ended December 31,			2003* through		2006* through
	2006	2005	2004	2003	2002	2006	2005	2004	December 31, 2003		December 31, 2006
Net Asset Value, Beginning of Period	$12.36	$9.77	$11.64	$8.30	$5.36	$12.17	$9.67	$11.61	$9.28		$15.47
Income from Investment Operations:
Net Investment Income (Loss)	(0.08)	(0.15)	0.07	(0.10)	(0.01)	(0.05)	(0.14)	0.05	(0.03)		0.10
Net Realized and Unrealized Gain (Loss) on Investments	5.67	3.63	(0.97)	3.66	4.86	5.44	3.53	(1.02)	2.36		2.47
Total from Investment Operations	5.59	3.48	(0.90)	3.56	4.85	5.39	3.39	(0.97)	2.33		2.57
Less:
Dividends from Net Investment Income	(0.42)	(0.02)	(0.26)	—	—	(0.42)	(0.02)	(0.26)	—		(0.42)
Distributions from Net Realized Capital Gains	(1.53)	(0.87)	(0.71)	(0.22)	(1.91)	(1.53)	(0.87)	(0.71)	—		(1.53)
Total Dividends and Distributions	(1.95)	(0.89)	(0.97)	(0.22)	(1.91)	(1.95)	(0.89)	(0.97)	—		(1.95)
Net Asset Value, End of Period	$16.00	$12.36	$9.77	$11.64	$8.30	$15.61	$12.17	$9.67	$11.61		$16.09
Total Return (a)	45.23%	35.62%	(7.73)%	44.25%	90.48%	44.29%	35.06%	(8.36)%	25.11%		16.61%

Ratios/Supplementary Data
Net Assets, End of Period (000)	457,587	$294,999	$255,281	$305,863	$204,468	$33,902	$10,381	$7,505	$3,535		$12
Ratio of Gross Expenses to Average Net Assets	1.57%	1.71%	1.82%	1.87%	2.02%	2.22%	2.53%	2.58%	2.46	%(c)	5.90	%(c)
Ratio of Net Expenses to Average Net Assets(b)	1.56%	1.71%	1.82%	1.87%	2.02%	2.22%	2.16%	2.51%	2.46	%(c)	1.25	%(c)
Ratio of Net Investment Income to Average Net Assets	(1.09)%	(1.26)%	(1.34)%	(1.04)%	(0.14)%	(1.74)%	(1.71)%	(2.03)%	(1.99	)%(c)	1.35	%(c)
Portfolio Turnover Rate	18%	29%	31%	244%	720%	18%	29%	31%	244%		18%

____________
(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.

(b)

Excluding interest expense, the ratio of net expenses to average net assets would be 1.69%, 1.85% and 1.96% for Class A Shares for the years ending December 31, 2005, 2003, and 2002, respectively, and 2.22% and 2.15% for Class C Shares for the years ending December 31, 2006 and 2005, respectively. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.

(c)	Annualized.
*	Inception date.

See Notes to Financial Statements

Van Eck Funds

Notes To Financial Statements

December 31, 2006

Note 1—Fund Organization—Van Eck Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of three portfolios: Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (collectively the “Funds”). The Funds are classified as non-diversified funds. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A.

Security Valuation—Securities traded on national or foreign exchanges are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value of these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

B.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.

Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Funds, “Schedule of Investments.”

G.	Use of Derivative Instruments

Option Contracts—The Funds may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost

Van Eck Funds

Notes To Financial Statements (continued)

of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Global Hard Assets had the following call options written during the year ended December 31, 2006:

	Number of
	Contracts	Premiums
Options outstanding at beginning
of year	0	$0
Options written	463	107,305
Options exercised	(421)	(99,031)
Options expired	0	0
Options outstanding at end of year	42	$8,274

Futures—The Funds may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may buy and sell commodity future contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. Realized gains and losses from futures contracts are reported separately. The Funds did not have any futures contracts outstanding at December 31, 2006.

Short Sales—The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. The Global Hard Assets Fund did not have any short sales during the year ended December 31, 2006.

Structured Notes—The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When a Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 2006, there were no structured notes outstanding.

Note 3—Investment Management and Other Agreements—Van Eck Associates Corporation (the “Adviser”) earns fees for investment management and advisory services for each of the Funds. The Emerging Markets Fund pays the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. The Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets. The International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million.

For the Emerging Markets Fund for the period May 1, 2004 through April 30, 2007, the Adviser agreed to assume expenses exceeding 2.25% of average daily net assets for Class A shares and 2.75% for Class C shares. For the year ended December 31, 2006, expenses were reduced by $1,442 under this agreement.

For the Global Hard Assets Fund for the period May 1, 2004 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.50% of average daily net assets for Class A shares and 2.50% of average daily net assets for Class C shares. Additionally, for the period May 1, 2006 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.10% of average daily net assets for the Class I shares. For the year ended December 31, 2006, expenses were reduced by $336,887 under this agreement.

Van Eck Funds

Notes To Financial Statements (continued)

For the International Investors Gold Fund for the period May 1, 2006 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.60% of average daily net assets for Class A shares and for the period May 1, 2004 through April 30, 2007, the Adviser agreed to assume expenses exceeding 2.50% of average daily net assets for Class C shares. Additionally, for the period October 2, 2006 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.25% of average daily net assets for the Class I shares. For the year ended December 31, 2006, expenses were reduced by $185 under this agreement.

During the year ended December 31, 2006, the Adviser reimbursed $4,548, $39,629, and $35,087, for legal expenses previously charged to the Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund, respectively.

The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2006, the Adviser received $133,040 from Emerging Markets Fund and $1,025,894 from International Investors Gold Fund pursuant to this contract.

For the year ended December 31, 2006, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $4,409,355 in sales loads relating to the sale of shares of the Funds, of which $3,739,236 was reallowed to broker/dealers and the remaining $670,119 was retained by the Distributor.

Certain of the officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor At December 31, 2005, the Adviser was the sole shareholder of the Class I shares of International Investors Gold fund.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, from unaffiliated and affiliated issuers for the year ended December 31, 2006, were as follows:

	Cost of	Cost of	Proceeds
	Unaffiliated	Affiliated	from
	Investments	Investments	Investments
	Purchased	Purchased	Sold*
Emerging Markets Fund	$38,251,850	—	$37,363,525
Global Hard Assets Fund	407,471,086	—	299,856,674
International Investors Gold Fund	102,484,036	$1,660,000	70,997,653

*No affiliated investments were sold during the year ended December 31, 2006.

Note 5—Income Taxes—The identified cost of investments owned at December 31, 2006 is $43,203,105; $425,229,317 and $270,407,379 for the Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund, respectively. As of December 31, 2006, gross unrealized appreciation and depreciation of investments were as follows:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
Fund	Appreciation	Depreciation	Appreciation
Emerging Markets Fund	$19,947,250	$(840,274)	$19,106,976
Global Hard Assets Fund	132,012,594	(9,515,772)	122,496,822
International Investors Gold Fund	272,095,209	(3,249,212)	268,845,997

At December 31, 2006, the components of accumulated earnings on a tax basis, for each Fund, were as follows:

			Accumulated
	Undistributed	Undistributed	Capital
	Ordinary	Long Term	and Other	Unrealized
Fund	Income	Capital Gains	Losses	Appreciation	Total
Emerging
Markets Fund	$661,254	$ —	$ (1,718,806)	$18,972,917	$17,915,365
Global Hard
Assets Fund	6,067,078	9,139,697	(3,848,151)	122,503,173	133,861,797
International
InvestorsGold Fund	2,040,081	—	(509,528)	268,807,525	270,338,078

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2006 and December 31, 2005 were as follows:

	Emerging Markets Fund
	2006	2005
Ordinary Income*	$3,703,122	$2,144,545
Long Term Capital Gains	4,666,351	3,670,926
	$8,369,473	$5,815,471
	Global Hard Assets Fund
	2006	2005
Ordinary Income*	$8,341,377	—
Long Term Capital Gains	28,268,001	—
	$36,609,378	—
	International Investors
	Gold Fund
	2006	2005
Ordinary Income*	$19,381,397	$2,325,434
Long Term Capital Gains	34,761,187	18,370,879
	$54,142,584	$20,696,313
* Includes short term capital gains

Net capital, currency and Passive Foreign Investment Company (“PFIC”) losses incurred after October 31, 2006 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the period ended December 31, 2006, the Funds’ intend to defer to January 1, 2007 for federal tax purposes post-October losses as follows:

	Currency	Capital	PFIC
Fund	Losses	Losses	Losses
Emerging Markets Fund	$74,886	$–	$–
Global Hard Assets Fund	121,630	–	8,467
International Investors Gold Fund	156,194	83,569	269,765

At December 31, 2006, the Funds had capital loss carryforwards available to offset capital gains as follows:

	Expiring in
	the Year Ended
Fund	December 31,		Amount
Emerging Markets Fund	2008		$817,763
	2009		826,157
		Total	$1,643,920
Global Hard Assets Fund	2007		$3,364,193
	2009		353,861
		Total	$3,718,054

For Emerging Markets Fund, the capital loss carryforward is related to the acquisition of the Asia Dynasty Fund on October 31, 2003. This amount is subject to an annual limitation of $700,639 under tax rules. The Emerging Markets Fund utilized $700,639 of capital losses in the current fiscal year.

Van Eck Funds

Notes To Financial Statements (continued)

For Global Hard Assets Fund, the capital loss carryforward is subject to an annual limitation of $841,231 under tax rules. The Global Hard Assets Fund utilized $841,231 of capital losses and had $5,715,138 of capital losses expire in the current fiscal year.

During the year ended December 31, 2006, as a result of permanent book to tax differences, the Funds’ incurred differences that affected undistributed net investment income (loss), accumulated net realized income (loss) on investments and aggregate paid in capital by the amounts in the table below. These differences were primarily due to transactions in foreign currencies, reclassification of distributions, sales of PFIC’s and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

	Increase	Increase
	(Decrease) in	(Decrease) in	Increase
	Underdistributed	Accumulated	(Decrease) in
	Net Investment	Realized Gain	Aggregate Paid
Fund	Income (Loss)	(Loss)	in Capital
Emerging Markets Fund	$(20,503)	$20,503	$—
Global Hard Assets Fund	1,110,223	4,604,915	(5,715,138)
International Investors
Gold Fund	(139,150)	139,150	—

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plans”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.25% of average daily net assets (prior to May 1, 2006, the Emerging Markets Fund and the Global Hard Assets Fund limit was 0.50%) for Class A shares and 1.00% of average daily net assets for Class C shares (the “Annual Limitations”).

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitations may be carried forward to future years and paid by the Funds within the Annual Limitations.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through December 31, 2006 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of December 31, 2006, were as follows:

Emerging Markets Fund-Class A	$1,422,724
Emerging Markets Fund-Class C	92,204
Global Hard Assets Fund-Class A	2,813,446
Global Hard Assets Fund-Class C	1,162,864
International Investors Gold Fund-Class A	5,574,462
International Investors Gold Fund-Class C	209,250

Note 8—Shareholder Transactions—Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

	Emerging Markets Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005
Class A
Shares sold	830,577	431,685
Shares reinvested	752,312	367,878
Shares redeemed	(1,047,799)	(600,506)
Net increase	535,090	199,057

Class C
Shares sold	367,969	323,960
Shares reinvested	142,067	55,239
Shares redeemed	(148,462)	(69,347)
Net increase	361,574	309,852
	Global Hard Assets Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005
Class A
Shares sold	4,999,066	4,349,990
Shares reinvested	504,604	—
Shares redeemed	(2,580,953)	(1,117,219)
Net increase	2,922,717	3,232,771

Class C
Shares sold	2,352,979	1,569,666
Shares reinvested	182,725	—
Shares redeemed	(881,034)	(411,307)
Net increase	1,654,670	1,158,359

Class I
Shares sold	91,983
Shares reinvested	5,767
Shares redeemed	(12,326)
Net increase	85,424
	International Investors Gold Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005
Class A
Shares sold	5,855,689	1,842,643
Shares reinvested	3,932,808	1,353,010
Shares redeemed	(5,047,656)	(5,457,165)
Net increase (decrease)	4,740,841	(2,261,512)

Class C
Shares sold	1,455,469	207,862
Shares reinvested	214,624	41,561
Shares redeemed	(350,847)	(172,030)
Net increase	1,319,246	77,393

Class I
Shares sold	650
Shares reinvested	79
Shares redeemed	—
Net increase	729

Van Eck Funds

Notes To Financial Statements (continued)

Note 9—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 10—Forward Foreign Currency Contracts—The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2006, the Funds had no forward foreign currency contracts outstanding.

Note 11—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Funds’ contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds have elected to show the deferred liability net of the asset for financial statement purposes. At December 31, 2006, the net value of the asset and corresponding liability of each Fund’s position of the Plan were as follows: Emerging Markets Fund-$12,324, Global Hard Assets Fund-$30,831 and International Investors Gold Fund-$24,546.

Note 12—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds’ custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuations on the collateral.

Note 13—Equity Swaps—The Funds may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the cred-itworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. The Fund collateralizes 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as cash-initial margin. At December 31, 2006, there were no outstanding equity swaps.

Note 14—Commodity Swaps—The Funds may enter into commodity swaps to gain investment exposure to the relevant spread of the commodity reference prices. A commodity swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counter-party. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At December 31, 2006, there were no outstanding commodity swaps.

Note 15—Bank Line of Credit—The Trust participates with other funds (“Van Eck Worldwide Insurance Trust”) managed by the Adviser (the “VE/WW Funds”) in a $10 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The VE/WW Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/WW Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2006, the Emerging Markets Fund borrowed under this Facility. The average daily loan balance for the Emerging Markets Fund during the 31 day period for which a loan was outstanding amounted to $627,557 and the weighted average interest rate was 5.75% . At December 31, 2006, the Funds had no outstanding borrowings under the Facility.

Note 16—Securities Lending—To generate additional income, the Global Hard Assets Fund and International Investors Gold Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Funds may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the bor-

Van Eck Funds

Notes To Financial Statements (continued)

rower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Global Hard Assets Fund and International Investors Gold Fund had securities with market values of $14,766,445 and $47,631,559, respectively, for which they received related collateral worth $15,162,418 and $49,174,945, respectively.

Note 17—New Accounting Policies—In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission (“SEC”) notified the industry that the implementation of the Interpretation must be incorporated no later than the last day on which a net asset value is calculated preceding the Funds’ 2007 semi-annual reports. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

Note 18—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Van Eck Funds

We have audited the accompanying statements of assets and liabilities of the Van Eck Funds (comprising Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund) (collectively the “Funds”), including the schedules of investments, as of December 31, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck Funds at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
February 27, 2007

Mid Cap Value Fund
Schedule of Investments
December 31, 2006

Number
of Shares		Value

COMMON STOCKS: 98.6%
Basic Materials: 5.6%
9,915	Louisiana-Pacific Corp.	$213,470
8,225	MeadWestvaco Corp.	247,243
7,405	Steel Dynamics, Inc.	240,292
3,854	United States Steel Corp.	281,881
		982,886
Communications: 6.1%
6,133	CenturyTel, Inc.	267,767
6,503	Crown Castle International Corp. †	210,047
14,546	Expedia, Inc. †	305,175
7,988	IAC/InterActiveCorp. †	296,834
		1,079,823
Consumer Cyclical: 11.0%
4,349	Autoliv, Inc.	262,245
8,659	Autonation, Inc. †	184,610
7,020	Circuit City Stores, Inc.	133,240
7,364	Dillard’s, Inc.	257,519
5,442	Jones Apparel Group, Inc.	181,926
13,356	Mattel, Inc.	302,647
5,336	OfficeMax, Inc.	264,932
6,685	Sabre Holdings Corp.	213,185
3,251	Tech Data Corp. †	123,115
		1,923,419
Consumer Non-cyclical: 8.9%
5,912	AmerisourceBergen Corp.	265,804
4,406	Clorox Co.	282,645
1,516	Equifax, Inc.	61,550
2,767	Hershey Co.	137,797
13,642	King Pharmaceuticals, Inc. †	217,181
8,462	PepsiAmericas, Inc.	177,533
3,226	UST, Inc.	187,753
8,659	Watson Pharmaceuticals, Inc. †	225,394
		1,555,657
Diversified: 1.2%
7,281	Leucadia National Corp.	205,324
Energy: 3.9%
5,724	Equitable Resources, Inc.	238,977
5,414	Hess Corp.	268,372
2,832	Sunoco, Inc.	176,604
		683,953
Finance: 29.1%
4,288	AG Edwards, Inc.	271,387
3,270	AMBAC Financial Group, Inc.	291,259
5,712	AmeriCredit Corp. †	143,771
4,918	Assurant, Inc.	271,719
7,692	Astoria Financial Corp.	231,991
2,371	Cigna Corp.	311,952
5,514	Cincinnati Financial Corp.	249,839
2,948	CIT Group, Inc.	164,410
4,993	Commerce Bancshares, Inc.	241,711
373	First Citizens BanCorporation, Inc.	75,585
10,627	Huntington Bancshares, Inc.	252,391
2,390	Lincoln National Corp.	158,696
2,297	M&T Bank Corp.	280,601
3,027	MGIC Investment Corp.	189,309

Number
of Shares		Value

Finance: (continued)
4,613	Nationwide Financial Services	$250,025
3,469	Northern Trust Corp.	210,534
10,995	Old Republic International Corp.	255,964
5,378	PMI Group, Inc.	253,680
936	Principal Financial Group , Inc.	54,943
4,053	Radian Group, Inc.	218,497
1,872	Safeco Corp. †	117,094
5,296	StanCorp. Financial Group, Inc.	238,585
3,838	TCF Financial Corp.	105,238
4,044	Torchmark Corp.	257,845
		5,097,026
Industrial: 11.7%
4,906	Allied Waste Industries, Inc. †	60,295
8,184	Avnet, Inc. †	208,937
7,677	CSX Corp.	264,319
327	Energizer Holdings, Inc. †	23,214
4,277	Flowserve Corp. †	215,860
4,770	GATX Corp.	206,684
7,172	Laidlaw International, Inc.	218,244
4,891	Republic Services, Inc.	198,917
4,112	Ryder System, Inc.	209,959
4,245	SPX Corp.	259,624
3,242	USG Corp. †	177,662
		2,043,715
Real Estate: 7.0%
16,592	Annaly Capital Management, Inc.	230,795
6,227	Duke Realty Corp.	254,684
7,955	Equity Office Properties Trust	383,192
611	Essex Property Trust, Inc.	78,972
5,549	New Century Financial Corp.	175,293
4,125	New Plan Excel Realty Trust	113,355
		1,236,291
Technology: 1.4%
5,890	Fair Isaac Corp.	239,428
Utilities: 12.7%
7,401	American Electric Power Co., Inc.	315,135
8,047	Edison International	365,977
4,228	Entergy Corp.	390,329
4,532	KeySpan Corp.	186,628
5,516	NRG Energy, Inc. †	308,951
8,173	PG&E Corp.	386,828
5,609	Wisconsin Energy Corp.	266,203
		2,220,051

Total Investments: 98.6% (Cost: $14,637,067)		17,267,573
Other assets less liabilities: 1.4%		237,530

NET ASSETS: 100.0%		$17,505,103

_________________ † Non-income producing

See Notes to Financial Statements

Mid Cap Value Fund
Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at value (Cost $14,637,067)	$17,267,573
Cash	241,259
Receivables:
Due from Adviser	24,414
Dividends and interest	34,005
Other assets	2,000
Total assets	17,569,251
Liabilities:
Payables:
Shares redeemed	4,308
Due to Distributor	7,639
Accrued expenses	52,201
Total liabilities	64,148
NET ASSETS	$17,505,103
Shares outstanding	684,534
Net asset value and redemption price per share	$25.57
Maximum offering price per share (Net asset value ÷ 94.25%)	$27.13
Net Assets consist of:
Aggregate paid on capital	$32,448,423
Unrealized appreciation on investments	2,630,506
Accumulated net investment loss	(1,721)
Accumulated net realized loss	(17,572,105)
$17,505,103

See Notes to Financial Statements

Mid Cap Value Fund
Statement of Operations
Year Ended December 31, 2006

Income:
Dividends		$318,692
Interest		4,599
Total income		323,291

Expenses:
Management fees	$133,744
Distribution fees	89,163
Transfer agent fees	60,503
Professional fees	44,886
Reports to shareholders	39,270
Administration fees	26,749
Registration fees	26,134
Custodian fees	16,883
Insurance	15,206
Trustees’ fees and expenses	6,495
Other	365
Total expenses	459,398
Expenses assumed by the Adviser	(121,314)
Net expenses		338,084
Net investment loss		(14,793)

Realized and Unrealized Gain on Investments:
Net realized gain on investments sold		672,752
Net change in unrealized appreciation (depreciation) of investments		1,301,993
Net gain on investments		1,974,745

Net Increase in Net Assets Resulting from Operations		$1,959,952

See Notes to Financial Statements

Mid Cap Value Fund
Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment loss	$(14,793)	$(12,639)
Net realized gain on investments sold	672,752	4,258,302
Net change in unrealized appreciation (depreciation) of investments	1,301,993	(3,334,796)
Net increase in net assets resulting from operations	1,959,952	910,867

Share transactions:*
Proceeds from sale of shares	794,460	351,501
Cost of shares redeemed	(4,342,057)	(3,612,615)
Decrease in net assets resulting from share transactions	(3,547,597)	(3,261,114)
Total decrease in net assets	(1,587,645)	(2,350,247)

Net Assets:
Beginning of year	19,092,748	21,442,995
End of year**	$17,505,103	$19,092,748
**Accumulated/undistributed net investment income/(loss)	$(1,721)	$2,852

*Shares of Common Stock Issued (800,000,000 shares authorized of $0.001 par value)
Shares sold	33,058	16,282
Shares redeemed	(182,728)	(166,832)
Net decrease	(149,670)	(150,550)

See Notes to Financial Statements

Mid Cap Value Fund
Financial Highlights
For a share outstanding throughout the year:

	Year Ended December 31,
	2006	2005	2004	2003 (c)	2002 (d)
Net Asset Value, Beginning of Year	$22.89	$21.77	$18.26	$12.76	$18.14
Income From Investment Operations:
Net Investment Loss	(0.02)	(0.01)	(0.13)	(0.10)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.70	1.13	3.64	5.60	(5.30)
Total from Investment Operations	2.68	1.12	3.51	5.50	(5.38)
Net Asset Value, End of Year	$25.57	$22.89	$21.77	$18.26	$12.76

Total Return (a)	11.71%	5.14%	19.22%	43.10%	(29.66)%

Ratios/Supplementary Data
Net Assets, End of Year (000’s)	$17,505	$19,093	$21,443	$20,713	$19,058
Ratio of Gross Expenses to Average Net Assets (b)	2.58%	2.42%	2.63%	3.04%	3.07%
Ratio of Net Expenses to Average Net Assets	1.90%	1.92%	2.10%	2.10%	1.79%
Ratio of Net Investment Loss to Average Net Assets	(0.08)%	(0.06)%	(0.63)%	(0.60)%	(0.52)%
Portfolio Turnover Rate	71%	103%	73%	143%	335%

____________
(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends/distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Had fees not been waived and expenses not been assumed.
(c)	John A. Levin & Co. resigned as sub-adviser to the Fund effective June 1, 2003. New York Life Management LLC began to operate as the subadviser
(d)

Includes the operations of the Van Eck Funds I, Inc. Mid Cap Value Fund from January 1, 2002 through June 7, 2002. The new advisory agreement dated January 1, 2002 named Van Eck Associates Corporation as the Adviser to the Fund. At January 1, 2002, John A. Levin & Co. Inc. was named sub-adviser to the Fund.

See Notes to Financial Statements

Van Eck Funds, Inc.

Notes To Financial Statements

December 31, 2006

Note 1—Fund Organization—Van Eck Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on January 30, 2002. The Van Eck Mid Cap Value Fund (the “Fund”) is a diversified series of the Company and seeks long-term growth of capital by investing in the common stocks and other equity securities of mid-cap companies.

Note 2—Significant Accounting Policies—The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Directors. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

D.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned.

Note 3—Agreements and Affiliates—Van Eck Associates Corporation (“VEAC”, the “Adviser”) earns a fee at an annual rate of 0.75% of the Fund’s average daily net assets for investment management and advisory services. For the period January 1, 2005 through April 30, 2006, the Adviser agreed to assume expenses exceeding 2.10% of the average daily net assets of the Fund. For the period May 1, 2006 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.90% of the average daily net assets of the Fund. Expenses for the year ended December 31, 2006 were reduced by $121,314 under this agreement. During the year ended December 31, 2006, the Adviser reimbursed the Fund $1,432 for legal expenses previously charged to the Fund. Certain officers of the Company are officers, directors or stockholders of the Adviser and Distributor.

Under a Sub-Advisory Agreement, VEAC has paid New York Life Investment Management LLC (“NYLIM”) a fee, payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets, reduced by 0.01% on an annual basis for each $1 million of such assets under $50 million.

VEAC also serves as Administrator to the Fund and performs certain accounting and administrative services. In accordance with an accounting and administration agreement, the Administrator earns an annual fee paid monthly of 0.15% of the Fund’s average daily net assets.

For the year ended December 31, 2006, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $16,468 in sales loads relating to the sale of shares of the Fund, of which $14,175 was reallowed to broker/dealers and the remaining $2,293 was retained by the Distributor. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company’s shares. The maximum expenditure the Company may make under the plan is 0.50% per annum.

Note 4—Investments—For the year ended December 31, 2006, the cost of purchases and proceeds from sales of investments other than U.S. government securities and short-term obligations aggregated $12,630,565 and $16,414,523, respectively.

Note 5—Income Taxes—For Federal income tax purposes, identified cost of investments owned at December 31, 2006 was $14,699,350 and net unrealized appreciation aggregated $2,568,223 of which $2,738,965 related to appreciated securities and $(170,742) related to depreciated securities.

At December 31, 2006, the components of accumulated earnings on a tax basis, were as follows:

Accumulated Capital and Other Losses	$(17,507,595)
Unrealized Appreciation	2,568,223
Total	$(14,939,372)

There were no distributions paid to shareholders during the years ended December 31, 2006 and 2005.

As of December 31, 2006, the Fund had a capital loss carryforward of $17,507,595 available, $1,273,029 expiring December 31, 2008 and $11,962,435 expiring December 31, 2009, $2,205,454 expiring December 31, 2010, and $2,066,677 expiring December 31, 2011. The Fund utilized capital loss carryforwards of $705,104 in the current year.

During 2006, as a result of permanent book to tax differences, that are primarily due to net operating losses and investments in Real Estate Investment Trusts, the Fund incurred differences that affected accumulated net investment loss and accumulated net

Van Eck Funds, Inc.

Notes to Financial Statements (continued)

realized loss by the amounts in the table below (net assets were not affected by these reclassifications):

Decrease in accumulated net investment loss	$10,220
Decrease in accumulated realized loss	15,868
Decrease in aggregate paid in capital	26,088

Note 6—Director Deferred Compensation Plan—Plan—The Company has a Deferred Compensation Plan (the “Plan”) for Directors under which the Directors can elect to defer receipt of their director fees until retirement, disability or termination from the Board of Directors. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Van Eck Funds as directed by the Directors.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. At December 31, 2006, the net value of the asset and corresponding liability of the Fund’s portion of the Plan was $3,623.

Note 7—New Accounting Policies—In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission (“SEC”) notified the industry that the implementation of the Interpretation must be incorporated no later than the last day on which a net asset value is calculated preceding the Fund’s 2007 semi-annual report. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

Note 8—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Directors of the Fund will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Van Eck Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Van Eck Funds, Inc. (comprising Mid Cap Value Fund) (the “Fund”), including the schedule of investments, as of December 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck Funds, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
February 27, 2007

Board of Trustees/Directors/Officers (unaudited)

	Position(s),		Number of
	Term of		Portfolios
	Office[2]		in Fund
	and Length		Complex[3]	Other
Trustee’s/Director’s	of Time	Principal	Overseen	Directorships
Name, Address[1]	with the	Occupation(s) During	by Trustee/	Held Outside
and Age	Trust	Past 5 Years	Director	Fund Complex[3]
Independent Trustees/Directors:
Jon Lukomnik	Trustee/Director	Managing Partner, Sinclair Capital LLC;	9	None
50‡¶	since	Consultant to various asset management
	March 2006	companies.

David J. Olderman	Trustee/Director	Private investor	9	Director of
70‡¶	since 1994			Ladig, Inc. and
Minnesota Public Radio.

Wayne H. Shaner	Trustee/Director	Managing Partner, Rockledge Partners	9	Director, The Torray
59‡¶	since	LLC, since September 2003; Public		Funds, since 1993
	March 2006	Member Investment Committee, Maryland		(Chairman of the Board
		State Retirement System since 1991; Vice		since December 2005).
President, Investments, Lockheed Martin
Corporation (formerly Martin Marietta
Corporation), 1976-September 2003.

R. Alastair Short	Vice Chairman	Managing Director, The GlenRock	12	None
53‡¶	and Trustee/	Group, LLC (private equity investment
	Director	firm), May 1, 2004 to present; President,
	since June 2004	Apex Capital Corporation (personal
investment vehicle), Jan. 1988 to
present; President, Matrix Global
Investments, Inc. and predecessor
company (private investment company),
Sept. 1995 to Jan. 1999.

Richard D.	Chairman and	President and CEO, SmartBrief, Inc.	12	None
Stamberger	Trustee/Director
47‡¶	since 1994

Board of Trustees/Directors/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Officers:
Charles T. Cameron	Vice President since 1996	Director of Trading, Van Eck Associates Corporation; Co-Portfolio
46		Manager, Worldwide Bond Fund Series; Officer of three other
investment companies advised by the Adviser.

Keith J. Carlson	Chief Executive Officer	President, Van Eck Associates Corporation and President, Van Eck
50	and President since 2004	Securities Corporation since February 2004; Private Investor, June
2003 – January 2004; Independent Consultant, Waddell & Reed, Inc.,
April 2003 – May 2003; Senior Vice President, Waddell & Reed, Inc.,
December 2002 – March 2003; President/Chief Executive
Officer/Director/Executive Vice President/Senior Vice President,
Mackenzie Investment Management Inc., April 1985 – December
2002. President/Chief Executive Officer/Director, Ivy Mackenzie
Distributors, Inc., June 1993 – December 2002; Chairman/Director/
President, Ivy Mackenzie Services Corporation, June 1993 – December
2002; Chairman/Director/Senior Vice President, Ivy Management Inc.,
January 1992 – December 2002; Officer of three other investment companies advised by the Adviser.

Susan C. Lashley	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President,
51		Mutual Fund Operations, Van Eck Securities Corporation; Officer of
three other investment companies advised by the Adviser.

Thomas K. Lynch	Chief Compliance Officer	Chief Compliance Officer, Van Eck Associates Corporation and
50	since December 2006	Van Eck Absolute Return Advisers Corp., since December 2006; Vice
President, Van Eck Associates Corporation and Van Eck Absolute
Return Advisers Corp., and Treasurer of Van Eck Mutual Funds, April
2005-December 2006; Second Vice President, Investment Reporting,
TIAA-CREF, January 1996 – April 2005; Senior Manager, Audits,
Grant Thornton, December 1993 – January 1996; Senior Manager,
Audits, McGladrey & Pullen, December 1986 – December 1993;
Officer of three other investment companies advised by the
Adviser.

Joseph J. McBrien	Senior Vice President	Senior Vice President, General Counsel and Secretary, Van Eck
58	and Secretary since	Associates Corporation, Van Eck Securities Corporation and Van Eck
	2005	Absolute Return Advisers Corp., since December 2005; Managing
Director, Chatsworth Securities LLC, March 2001 – November 2005;
Private Investor/Consultant, September 2000 – February 2001;
Executive Vice President and General Counsel, Mainstay
Management LLC, September 1999 – August 2000; Officer of three other investment companies advised by the Adviser.

Board of Trustees/Directors/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years
Alfred J. Ratcliffe	Vice President and	Vice President, Van Eck Associates Corporation since November
59	Treasurer since	2006; Vice President and Director of Mutual Fund Accounting and
	December 2006	Administration, PFPC, March 2000 to November 2006; First Vice
President and Treasurer, Zweig Mutual Funds, March 1995 to
December 1999; Vice President and Director of Mutual Fund
Accounting and Administration, The Bank of New York, December
1987 to March 1995; Officer of three other investment companies advised by the Adviser.

Jonathan R. Simon	Vice President and	Vice President, Associate General Counsel, Van Eck Associates
32	Assistant Secretary	Corporation, Van Eck Securities Corporation and Van Eck Absolute
	since 2006	Return Advisers Corp. since August 2006, Associate, Schulte Roth &
Zabel LLP, July 2004 – July 2006; Associate, Carter Ledyard &
Milburn LLP, September 2001 – July 2004; Officer of three other investment companies advised by the Adviser.

Bruce J. Smith	Senior Vice President	Senior Vice President and Chief Financial Officer, Van Eck Associates
51	and Chief Financial	Corporation; Senior Vice President, Chief Financial Officer, Treasurer
	Officer since 1985	and Controller, Van Eck Securities Corporation and Van Eck Absolute
Return Advisers Corp.; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck[4]	Executive Vice President	Director of Van Eck Associates Corporation; Director and Executive
42	since 2004	Vice President, Van Eck Securities Corporation; Director and
Executive Vice President, Van Eck Absolute Return Advisers Corp.;
Director, Greylock Capital Associates LLC., Officer of three other investment companies advised by the Adviser.

Jan F. van Eck[4]	Executive Vice President	Director and Executive Vice President, Van Eck Associates
43	since 2005	Corporation; Director, Executive Vice President and Chief
Compliance Officer, Van Eck Securities Corporation; Director and
President, Van Eck Absolute Return Advisers Corporation; Director,
Greylock Capital Associates LLC; Trustee, Market Vectors ETF Trust;
Officer of three other investment companies advised by the Adviser.

____________________
1	The address for each Trustee/Director and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.
2	Each Trustee/Director serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees/Directors, which provides that Independent Trustees/Directors shall resign from the Board on December 31 of the year such Trustee/Director reaches the age of 75. Officers are elected yearly by the Trustees/Directors.
3	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
4	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Funds or Van Eck Funds, Inc. Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. Please read the prospectus carefully before investing.

Additional information about the Funds’ Board of Trustees/Directors/Officers and a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Funds’ complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman and
     Alastair Short, members of the Audit and Governance Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck Funds, billed audit fees of $28,900 for 2006 and $27,900 for 2005.

b)   Audit-Related Fees

     Ernst & Young did not bill for audit-related fees for 2005 and 2004.

c)   Tax Fees

     Ernst & Young billed tax fees of $3,965 for 2006 and $2,333 for 2005.

d)   All Other Fees

     None.

e)   The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds, Inc. disclosure controls and procedures (as defined in
     Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS, INC.

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  March 12, 2007
      --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  March 12, 2007
      --------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  March 12, 2007
      --------------